UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

flyExclusive, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

[ ]

[ ] (Eastern Time)

Meeting to be held virtually

FLYEXCLUSIVE • 2026 Proxy Statement 2

FLYEXCLUSIVE, INC.

4000 Center at North Hills Street

Suite 300

Raleigh, North Carolina 27609

FLYEXCLUSIVE • 2025 Proxy Statement 2

Notice of Annual Meeting of Stockholders	4	Code of of Business Conduct and Ethics	35
Proxy Summary	5	Insider Trading and Anti-Hedging Policies	35
Proxy Statement	6	Compensation Recovery Policy	35
Proposals	6	Attendance by Members of the Board of Directors at Meetings	35
Recommendations of the Board	7
General Information	7
		Committees of the Board	37
Information about this Proxy Statement	8	Audit and Risk Committee	37
Cautionary Note Regarding Forward-Looking Statements	9	Compensation Committee	38
Questions and Answers about the 2026 Annual Meeting of Stockholders	11	Nominating and Corporate Governance Committee	39
Proposals to be Voted on	17
Proposal 1: Election of Directors	17	Executive and Director Compensation	40
Proposal 2: Approval of the third amended and restated certificate of incorporation to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock		Executive Compensation	40
	22	Summary Compensation Table	40
		Narrative to Summary Compensation Table	41
		Other Elements of Compensation	41
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	29	Outstanding Equity Awards at 2025 Fiscal Year End	42

Report of the Audit and Risk Committee of the Board of Directors	30	Employment Agreements with Our Named Executive Officers	43
		Director Compensation Policy	45
Independent Registered Public Accounting Firm Fees and Other Matters	31	Security Ownership of Certain Beneficial Owners and Management	46
		Certain Relationships and Related Person Transactions	49
Corporate Governance	30

General	32	Delinquent Section 16(a) Reports	57

Board Composition	32	Stockholders' Proposals	58
Board Diversity	32
Director Independence	32	Other Matters	59
Director Candidates	33
Communications from Stockholders	34	Solicitation of Proxies	60
Board Leadership Structure and Role in Risk Oversight	34	flyExclusive's Annual Report on Form 10-K	61

Notice of Annual Meeting of Stockholders

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of flyExclusive, Inc. (the "Company") will be held as follows:	Items of Business
1

To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2027 annual meeting of stockholders of the Company (the “2027 Annual Meeting”), or until their respective successors have been duly elected and qualified;

[ ]

2 3

To approve a third amended and restated certificate of incorporation (the “Restated Certificate”) to authorize 100,000,000 shares of a new Class C common stock (the “Class C Common Stock”) and 100,000,000 shares of a new Class D common stock (the “Class D Common Stock”) (the “Restated Certificate Proposal”)

To ratify the appointment of Elliott Davis PLLC ("Elliott Davis") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and

[ ]. Eastern Time

	4	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
to
The Annual Meeting will be a virtual meeting of stockholders to be held as a live webcast over the Internet at: [ ]

[ ]

Holders of our Class A and Class B common stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting, or any postponement or adjournment thereof.

The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Proxy Voting
Your vote is important. We encourage you to mark, date, sign and return the enclosed proxy/voting instruction card or, if you prefer, to vote by telephone or by using the Internet.

[ ]

By Order of the Board of Directors

Thomas James Segrave, Jr.
Chief Executive Officer and Chairman
Raleigh, North Carolina

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you receive a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares is important to ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

FLYEXCLUSIVE • 2026 Proxy Statement 4

Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement carefully before voting. Page references are supplied to help you find further information in this proxy statement.

Annual Meeting Stockholders

DATE & TIME	RECORD DATE	VOTING
[ ] Eastern Time on	[ ]

Holders of our Class A common stock and Class B common stock as of the Record Date are entitled to vote. Each share of Class A common stock and Class B common stock is entitled to one vote for each of the proposals to be voted on.

[ ]
MAILING DATE
VIRTUAL MEETING	This proxy statement was first mailed or made available to stockholders on the Internet on or about [ ].

[ ]

A complete list of holders of record of our Class A common stock and Class B common stock will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting at our principal executive offices at 4000 Center at North Hills Street, Suite 300, Raleigh, North Carolina 27609. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Voting Matters and Vote Recommendation

The following table summarizes the proposals to be considered at the Annual Meeting and the voting recommendation of the board of directors of the Company (the “Board”) with respect to each proposal.

Proposals	Board Vote Recommendation
Election of directors	FOR
Approval of the Restated Certificate to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock	FOR
Ratification of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending 2026	FOR

How to Cast Your Vote

You can cast your votes by any of the following methods:

INTERNET	TELEPHONE	MAIL
[ ]	[ ]	Completing, signing and returning your proxy card or voting instruction card so that it is received by [ ]

until 11:59 p.m., Eastern Time on [ ]	until 11:59 p.m., Eastern Time on [ ]

Whether you are a stockholder of record or hold your shares in “street name,” you may participate in and vote online at the Annual Meeting. You will need to enter your 16-digit control number (included on your proxy card or the voting instructions that accompanied your proxy materials) to vote your shares at the Annual Meeting. Instructions on how to attend the Annual Meeting live over the Internet, and how to vote your shares during the Annual Meeting, are posted at [ ]

FLYEXCLUSIVE • 2026 Proxy Statement 5

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on [ ], at [ ]., Eastern Time, and at any postponement or adjournment thereof. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions and vote during the meeting by visiting [ ] and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our Class A common stock, $0.0001 par value per share (“Class A common stock”), and Class B common stock, $0.0001 par value per share (“Class B common stock” and, together with our Class A common stock, the “Common Stock”), as of the close of business on [ ] (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. As of the Record Date, there were [ ] shares of Class A common stock and [ ] of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing [ ] and [ ] of the combined voting power of our Common Stock, respectively. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) were first released on or about [ ] to our stockholders as of the Record Date.

In this proxy statement, “flyExclusive”, “Company”, “we”, “us”, and “our” refer to flyExclusive, Inc. and its subsidiaries taken as a whole.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD [ ].

This proxy statement and our 2025 Annual Report are available at [ ]. To view these materials online please have your 16-digit control number(s) available that is included on your proxy card or on the instructions that accompanied these proxy materials. On the website, you can also elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings of stockholders by electronic delivery. For specific instructions on making such an election, please refer to the instructions on your proxy card or voting instruction form.

Proposals

At the Annual Meeting, our stockholders will be asked:

•
Proposal 1: To elect Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr., as directors to serve until the 2027 Annual Meeting, or until their respective successors have been duly elected and qualified;
•
Proposal 2: To approve the Restated Certificate to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock;
•
Proposal 3: To ratify the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

FLYEXCLUSIVE • 2026 Proxy Statement 6

Recommendations of the Board of Directors

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. You may also vote your shares online at the Annual Meeting. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•
FOR Proposal 1: The election of Gary Fegel, Michael S. Fox, Frank B. Holding Jr., Gregg S. Hymowitz, Peter B. Hopper, Thomas James Segrave Jr. and Thomas James Segrave, Sr. as directors to serve until the 2027 Annual Meeting, or until their respective successors have been duly elected and qualified;
•
FOR Proposal 2: The approval of the Restated Certificate to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock; and;
•
FOR Proposal 3: The ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

General Information

We were a special purpose acquisition company called EG Acquisition Corp. (“EGA”) prior to the closing (the “Closing”) of a business combination (the “Business Combination”) on December 27, 2023. The Business Combination represents the transactions contemplated by the Equity Purchase Agreement, dated as of October 17, 2022 (as amended on April 21, 2023, the “Equity Purchase Agreement”) whereby LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”), became a wholly owned subsidiary of EGA. In connection with the consummation of the Business Combination, EGA was renamed “flyExclusive, Inc.” For further information on the Business Combination, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

On February 13, 2025, we signed a merger agreement with Jet.AI Inc. ("Jet.AI"), Jet.AI SpinCo, Inc. ("SpinCo"), a wholly owned subsidiary of Jet.AI, and FlyX Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of flyExclusive. The transaction closed on July 13, 2026, when Merger Sub merged into SpinCo and SpinCo became our wholly owned subsidiary (the “Merger”). Each outstanding share of SpinCo common stock was converted into the right to receive 3.6253 shares of our Class A common stock, for a total of 7,096,117 shares, which may be adjusted once the final purchase price is set after closing.

FLYEXCLUSIVE • 2026 Proxy Statement 7

Information About this Proxy Statement

Why you are viewing or have received this proxy statement. You are viewing or have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares of Common Stock.

Proxy Materials. On or about [ ], we made available to our stockholders the proxy materials, including this proxy statement and our 2025 Annual Report. Instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. SEC rules permit us to provide a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have provided only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.

If your household was provided a single set of proxy materials this year, but you would prefer to be provided your own copy, please contact [ ] at [ ]. You will be removed from the householding program within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you are currently a stockholder sharing an address with another stockholder and wish to be provided only one copy of future proxy materials for your household, please contact [ ] at the above phone number or address.

FLYEXCLUSIVE • 2026 Proxy Statement 8

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains “forward-looking statements.” When contained in this proxy statement, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in this proxy statement, including the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other documents which we file with the SEC.

These include the risks described in this proxy statement under "Risk Factors Relating to the Restated Certificate and the Common Stock Exchange Offer," and the risks described under Proposal 2: Approval of the third amended and restated certificate of incorporation to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock.

In addition, these statements could be affected by risks and uncertainties related to:

•
whether stockholders approve the Restated Certificate, and whether and when we complete the Common Stock Exchange Offer and on what terms;
•
the level of stockholder participation in the Common Stock Exchange Offer and its effect on the relative voting power of our stockholders;
•
the listing of the Class C Common Stock on the NYSE American, and any determination by the NYSE American about its voting rights policy;
•
our ability to realize the anticipated benefits of the Merger;
•
risks associated with the overall economy, including recent and future increases in interest rates, the impact of current or future shutdowns of the federal government, and the potential for recession;
•
the risk of downturns in the aviation industry, including due to increases in fuel costs in light of the conflict in Iran and the Middle East, the war in Ukraine, the Israel and Hamas conflict in Gaza, the political uncertainty in Venezuela, and other global political and economic issues;
•
our ability to implement business plans, forecasts and other expectations and to identify and realize additional opportunities;
•
our results of operations and financial condition;
•
limited liquidity and trading of our securities;
•
the outcome of any legal proceedings;
•
our ability to maintain the listing of our securities on the NYSE American or any other national securities exchange;
•
volatility in the price of our securities due to a variety of factors, including changes in the competitive and highly regulated industry in which we operate, variations in operating performance across competitors, changes in laws and regulations affecting our business, and any changes in our capital structure;
•
the risks associated with our indebtedness and its potential impact on our business and financial condition;
•
a changing regulatory landscape in the highly competitive aviation industry;

FLYEXCLUSIVE • 2026 Proxy Statement 9

•
risks associated with the overall economy, including future increases in interest rates and the potential for recession; and
•
other risks and uncertainties set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, and in our other filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward- looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

These forward-looking statements are based on information available to us and our current expectations, forecasts, and assumptions as of the date of this proxy statement, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

FLYEXCLUSIVE • 2026 Proxy Statement 10

Questions and Answers About the 2026 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is [ ]. You are entitled to vote at the Annual Meeting only if you were a holder of record of Common Stock at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were [ ] shares of Class A common stock and [ ] shares of Class B common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. If you are a record holder, your set of proxy materials has been provided to you directly by the Company.

Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf. Proxy materials have been forwarded to you by that organization if your shares are held in “street name.”

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you receive printed copies of the proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name and you would like to vote at the Annual Meeting, you may visit [ ] and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

As in the past, flyExclusive has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a flyExclusive stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: [ ]. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you may visit [ ] and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

FLYEXCLUSIVE • 2026 Proxy Statement 11

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, either (i) the person presiding over the meeting or (ii) if directed to be voted on by the person presiding over the meeting, a majority in voting power of the stockholders entitled to vote at the meeting, present electronically or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—you can vote over the Internet at [ ] by following the instructions on the proxy card;
•
by telephone—you can vote by telephone by calling [ ] and following the instructions on the proxy card;
•
by mail—you can vote by mail by signing, dating and mailing the proxy card; or
•
by voting online during the Annual Meeting—you can vote during the Annual Meeting by going to [ ].

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on [ ]. Mailed proxy cards must be received by [ ] in order to be counted at the Annual Meeting. To participate in the Annual Meeting, including to vote via the Internet or telephone or electronically during the meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to virtually attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are held in “street name,” you may visit [ ] and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in street name and you did not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

What if I lose my 16-digit control number?

If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

FLYEXCLUSIVE • 2026 Proxy Statement 12

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of flyExclusive (the "Secretary") prior to the Annual Meeting; or
•
by voting online during the Annual Meeting by going to [ ].

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote during the Annual Meeting by obtaining your 16-digit control number from your bank or broker or otherwise voting through your bank or broker.

Who will count the votes?

A representative of [ ], our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board's recommendations are indicated on page 5 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Do any of the Company’s directors or executive officers have interests in the matters to be voted on at the Annual Meeting?

Yes. Mr. Segrave Jr., our Chief Executive Officer and Chairman of the Board, and certain of our other directors and executive officers have interests in the Restated Certificate Proposal that are different from, or in addition to, those of our stockholders generally. See “Proposal 2—Interests of Certain Persons in the Restated Certificate Proposal.”

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

FLYEXCLUSIVE • 2026 Proxy Statement 13

Why hold a virtual meeting?

A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions and vote by visiting [ ] and by following the instructions above. Stockholders will have similar rights and opportunities to participate at the Annual Meeting as they would at an in-person meeting.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We encourage stockholders to log into the virtual Annual Meeting beginning 15 minutes prior to the start of the Annual Meeting to test their Internet connectivity. We will have technicians ready to assist you with any technical difficulties you may have while accessing the virtual meeting website, and the information for assistance will be located on [ ].

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, for up to 15 minutes following the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to one question in order to allow us to answer questions from as many stockholders as possible. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or Secretary in their reasonable judgment.

Questions and answers may be grouped by topic, and we may group substantially similar questions together and answer them once. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

FLYEXCLUSIVE • 2026 Proxy Statement 14

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative "For" votes will be elected as directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Approval of the Restated Certificate to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock	The affirmative vote from the holders of a majority of the shares issued and outstanding	Abstentions and broker non-votes will have the same effect as a vote against the proposal.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power present in person or by proxy and entitled to vote at the meeting	Abstentions will have the same effect as a vote against the proposal. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of Proposal 1, and an “abstention,” in the case of Proposals 2, and 3, will be counted as present and entitled to vote for purposes of determining a quorum. With respect to Proposal 1, a “vote withheld” is not considered a vote cast and will therefore have no effect on Proposal 1. An “abstention” with respect to Proposals 2 and 3, however, will represent a stockholder’s affirmative choice to decline to vote on a proposal and will have the same effect as a vote against the respective proposal.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares. A broker is entitled, but not obligated, to vote shares held for a beneficial owner on routine matters, such as Proposal 3 (the ratification of the appointment of Elliott Davis as the Company’s independent registered public accounting firm), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposal 1 (election of directors) or Proposal 2 (approval of the Restated Certificate). Broker non-votes count for purposes of determining whether a quorum is present. Broker non-votes, if any, will have no effect on Proposals 1. A broker non-vote will have the same effect as a vote against Proposal 2. We do not expect broker non-votes for Proposal 3.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days after the Annual Meeting.

FLYEXCLUSIVE • 2026 Proxy Statement 15

Who is paying for this proxy solicitation?

Your proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

FLYEXCLUSIVE • 2026 Proxy Statement 16

Proposals to be Voted on

Proposal 1: Election of Directors

At the Annual Meeting, seven directors will be elected to serve until the 2027 Annual Meeting, or until their successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

In the event that any of the nominees should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Stockholders’ Agreement

As part of the Business Combination, EGA (now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and EG Sponsor, LLC who was a significant equity owner of EGA (the “Sponsor”), entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclusive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.

In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date. As of the Record Date, the Sponsor, together with its affiliates EnTrust Emerald (Cayman) LP and ETG Omni LLC, held [ ] outstanding shares of Class A common stock, representing approximately [ ] of the aggregate outstanding voting power of the Company, and accordingly the Sponsor remains entitled to nominate two members of the Board.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the seven nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of the seven director nominees below.

FLYEXCLUSIVE • 2026 Proxy Statement 17

The current members of the Board who are directors are and their principal occupations and business experience, for at least the past five years, are as follows:

Age:	Thomas James Segrave Jr.
55
Chief Executive Officer and Chairman of the Board Director Since:

Thomas James Segrave Jr. serves as our Chief Executive Officer and as Chairman of our Board. Mr. Segrave Jr. is LGM’s founder and served as its Chief Executive Officer since its inception in 2011. Mr. Segrave Jr. has a proven record of entrepreneurial business success over the years. Prior to founding LGM, Mr. Segrave Jr. served as the founder and Chief Executive Officer of Segrave Aviation, Inc., an aircraft charter company based in Kinston, North Carolina, from 1993 until its sale to Delta Air Lines in 2010. Mr. Segrave Jr. is also the founder of LGMV, which operates three fixed base operations at eastern North Carolina airports, the largest daycare center in Kinston, North Carolina, and a restaurant and bar in Atlantic Beach, North Carolina. Mr. Segrave Jr. serves as a member of the Board of Trustees of East Carolina University, the Executive Board of L Harvey & Son, one of North Carolina’s oldest privately held businesses, and the Industrial Advisory Board of Embry-Riddle Aeronautical University, and the National Business Aviation Association (NBAA) Leadership Council. Mr. Segrave Jr. is an accomplished professional pilot with over 10,000 hours of flight time, an Airline Transport Pilot License, type ratings in seven different jets and a commercial helicopter rating.

We believe Mr. Segrave Jr. is well-qualified to serve on the Board because of his history and involvement with flyExclusive and his extensive knowledge of and experience in the aviation industry.

2023 Committee Memberships: Nominating and Governance

Age:	Gary Fegel
51
Director Since: 2023 Committee Memberships: N/A

Gary Fegel is a seasoned global investor and operator who has deep investment experience across the technology, logistics, healthcare, real estate, and commodities sectors. Mr. Fegel was a Senior Partner at Glencore Plc, one of the world’s largest commodity trading and mining companies. He was responsible for the firm’s global aluminum business, where he led a team of over 120 people worldwide. In such capacity, Mr. Fegel established an extensive global network, ranging from governmental entities and conglomerates to private enterprises. Mr. Fegel helped take Glencore public at a $50 billion valuation and exited the company upon its merger with Xstrata Plc, which valued the combined entity at over $80 billion. Following his tenure at Glencore, Mr. Fegel founded GMF Capital in 2013 as a global investment platform focusing on private equity, real estate and alternative investments. In 2015 Mr. Fegel co-founded GMF Real Estate, an asset management business primarily focused on investing in real estate and healthcare. Since inception, GMF Capital and GMF Real Estate have executed over 100 real estate, private equity and credit transactions. Prior to Glencore, Mr. Fegel worked as a trader for UBS and Credit Suisse First Boston in their derivatives departments, based in Zurich, London, and New York. Mr. Fegel is currently employed by GMF Holding AG, as President and Chairman of the Board Directors. GMF Holding AG is an investment holding company headquartered in Switzerland and is the ultimate parent of GMF Capital LLC. Mr. Fegel has held this position for over six years. For the avoidance of doubt, it is not affiliated with our Company. Mr. Fegel serves on the board of several private companies, including Videri Inc., MyskySA, and Swiss Properties AG. Mr. Fegel holds an M.B.A. from the University of St. Gallen.

We believe Mr. Fegel is well-qualified to serve on the Board because of his wealth of investment and business experience.

FLYEXCLUSIVE • 2026 Proxy Statement 18

Age:	Michael S. Fox
63
Director Since:

Michael S. Fox has thirty years of extensive experience as an attorney representing public, private and government clients on a variety of legal issues. Since 2002, Mr. Fox has been an attorney and director at the law firm of Tuggle Duggins, based in Greensboro, North Carolina. Mr. Fox also brings over twenty years of extensive experience and service in the transportation industry, including serving as the Chairman of the North Carolina Board of Transportation, upon appointment by North Carolina Governor Roy Cooper, since 2017. Since 2020, Mr. Fox has served on the North Carolina Railroad Board of Directors. Mr. Fox has also served on the Piedmont Authority for Regional Transit Board of Directors since 2017 and on the GoTriangle Board of Directors since 2018. Mr. Fox has also previously served on the NC-Virginia High Speed Rail Compact, City of Greensboro Planning and USS North Carolina Battleship boards of directors. In addition to transportation-related experience, Mr. Fox has a history of extensive civic engagement including service on the boards of directors of the Salvation Army and Boys and Girls Club. Mr. Fox has been listed in the “Best Lawyers in America” publication since 2007 in the area of Land Use and Zoning, Litigation Law. Mr. Fox earned his B.A. degree from Appalachian State University and his J.D. degree from the University of North Carolina School of Law.

We believe Mr. Fox is well-qualified to serve on the Board because of his legal background, experience in and knowledge of the transportation industry.

2023
Committee Memberships:
Audit

Age:	Frank B. Holding Jr.
65
Director Since: 2023 Committee Memberships: Audit Compensation Nominating and Corporate Governance

Frank B. Holding, Jr. has extensive financial and management experience, as well as a deep commitment to service within the community. Since 2009, Mr. Holding has served as the Chief Executive Officer and Chairman of the Board of Directors of First Citizens Bank and its parent company First Citizens BancShares, Inc., one of the largest family-controlled banks in the United States. Mr. Holding earned his undergraduate Bachelor of Science degree from the University of North Carolina at Chapel Hill and he also holds an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Holding currently serves on the BlueCross BlueShield of North Carolina Board of Trustees and is a former Chairman of the board. Mr. Holding is also a member of the Mount Olive Pickle Company, Inc. board of directors and a past chairman of the North Carolina Chamber.

Mr. Holding, Jr. was selected to serve on the Board because of financial expertise and public company experience.

FLYEXCLUSIVE • 2026 Proxy Statement 19

Age:	Peter B. Hopper
62
Director Since:

Peter B. Hopper is a seasoned veteran of the investment banking and private equity sector with more than 20 years of professional experience advising high growth companies on strategies for equity value creation and balance sheet optimizations. Mr. Hopper has extensive experience analyzing and underwriting investments in high growth areas. Additionally, Mr. Hopper possesses deep knowledge of capital markets as well as advising management on dealing with the challenges of high growth businesses. Mr. Hopper received a Bachelor of Science in Finance from Lehigh University in 1986. From 1990 to 1999, Mr. Hopper served as the Vice President of New Business Development for Helicon Cable Communication, leading business development efforts for a privately held top twenty Cable TV MSO (multiple-system operator). From October of 1999 to December of 2000, Mr., Hopper served as the Chief Executive Officer of DURO Communication, Inc., one of the largest privately held ISP/CLECs in the United States. In his capacity as CEO of DURO, Mr. Hopper was chiefly responsible for acquisitions, capital raising operations and senior leadership hiring, overseeing the completion of nearly 50 acquisitions. Following DURO, Mr. Hopper founded and served as Chief Executive Officer of DH Capital, LLC from March 2020 until December 2020. At DH Capital, Mr. Hopper primarily led business origination efforts, headed deal execution on DH Capital’s largest transactions and oversaw the hiring and management of the firm’s investment banking team. From April 2020 until August 2021, Mr. Hopper served as a partner of Abry Partners, a Boston-based private equity firm where he focused on investments in the data center industry, overseeing new deal origination, financial analysis on potential investments and portfolio management on existing investments. Since February of 2022, Mr. Hopper has served as Managing Director, DigitalBridge Investment Management, at DigitalBridge Group, Inc. Mr. Hopper is primarily responsible for overseeing deal origination and analysis for investments being considered for both the Digital Bridge Strategic Assets Fund and Digital Bridge’s flagship growth equity funds, DBPI and DBPII. Our Board believes that Mr. Hopper’s financial experience and expertise and his experience with capital markets make him a valuable member of our Board.

Mr. Hopper was selected to serve on our Board due to his financial experience and expertise and his experience with capital markets.

2023
Committee Memberships:

Audit Compensation Nominating and Governance

FLYEXCLUSIVE • 2026 Proxy Statement 20

Age:	Gregg S. Hymowitz
61
Director Since: 2023 Committee Memberships: N/A

Gregg S. Hymowitz is Chairman and Chief Executive Officer of EnTrust Global and Chair of EnTrust Global’s Investment Committee, and is a member of the Management Committee and the “Blue Ocean” Executive Committee. He is also the Chairman of the Board of Directors of Purus Marine Holdings LP, the environmentally-focused shipping company launched by EnTrust’s Blue Ocean 4Impact strategy. Mr. Hymowitz is a Founder and has been the Managing Partner of EnTrust Global since its founding (as EnTrust Capital) in April 1997. Prior to EnTrust Global, Mr. Hymowitz was Vice President at Goldman, Sachs & Co., which he joined in 1992. For the preceding two years, Mr. Hymowitz was an attorney in the Mergers & Acquisitions practice at Skadden, Arps, Slate, Meagher & Flom. Mr. Hymowitz is a former board member of the Board of Trustees of Montefiore Medical Center and served two terms as a Trustee of the Riverdale Country Day School. Mr. Hymowitz received his J.D. degree from Harvard Law School and his B.A. degree from the State University of New York at Binghamton. Mr. Hymowitz was the 1985 Harry S. Truman Scholar from New York, the 1987 British Hansard Society Scholar and the 2004 recipient of the Governor’s Committee on Scholastic Achievement Award.

Mr. Hymowitz was selected to serve on the Board because of his legal background and business experience.

Age:	Thomas J. Segrave, Sr.
76
Director Since:

Thomas J. Segrave, Sr. has extensive experience in the aviation industry and serving on the boards of directors of various companies. From 1985 until 1999, Mr. Segrave Sr. served as the Chairman and Chief Executive Officer of American Coatings Technologies, Inc. Mr. Segrave Sr. was also involved with the capital formation of Segrave Aviation, Inc. in 1991 and served as the Chief Financial Officer of Segrave Aviation from 2000 to 2010. From 1995 to 2000, Mr. Segrave Sr. served as the Chairman of the Board of Directors of Carver Machine Works, Inc., a renowned metal fabricator specializing in welding, precision machining and mechanical assembly. Since 2010, Mr. Segrave Sr. has served as a consultant for Advance Concrete, LLC.

Mr. Segrave, Sr. was selected to serve on the Board due to his extensive experience in the aviation industry.

Thomas J. Segrave, Sr. is the father of Thomas James Segrave Jr.

2023 Committee Memberships: Compensation Nominating and Governance

FLYEXCLUSIVE • 2026 Proxy Statement 21

Proposal 2: Approval of the third amended and restated certificate of incorporation to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock

Overview

The Board has approved the Restated Certificate to create two new classes of common stock, which would be known as Class C Common Stock and Class D Common Stock. The Restated Certificate would authorize the designation of 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock. Shares of our Class A Common Stock are traded on the NYSE American. Shares of our Class B Common Stock are not listed or traded on any exchange.

If approved, the creation of the Class C Common Stock and the Class D Common Stock would become effective upon the filing of the Restated Certificate with the Delaware Secretary of State. We will file the Restated Certificate as soon as practicable after having received approval from our stockholders for this proposal, if received. The full text of the proposed Restated Certificate is attached to this Proxy Statement as Annex A. However, the text of the proposed Restated Certificate is subject to revision to include such changes as may be required by the Delaware Secretary of State and as our Board deems necessary and advisable to effect the proposed Restated Certificate.

The new classes of Class C Common Stock and Class D Common Stock would each consist of 100,000,000 shares. Each share of Class C Common Stock would have identical terms to a share of Class A Common Stock, and each share of Class D Common Stock would have identical terms to a share of Class B Common Stock, except with respect to voting power. Stockholders would be entitled to twelve votes for each share of Class C Common Stock or Class D Common Stock held by them compared to one vote for each share of Class A Common Stock or Class B Common Stock, when voting together on matters presented to our stockholders.

Subject to rules and regulations of the SEC and the NYSE American, if issued, shares of our Class C Common Stock and Class D Common Stock would be freely transferable. Like the Class A Common Stock, the Class C Common Stock is expected to be listed on the NYSE American. The Class D Common Stock would not be listed on an exchange. Additionally, mirroring the Class A Common Stock, holders of Class C Common Stock will possess full economic rights, including the right to receive dividends and other distributions when and if declared by the Board pursuant to the Restated Certificate.

Mirroring the Class B Common Stock, holders of Class D Common Stock will possess no economic rights. Beneficial holders of Class D Common Stock would be authorized to exchange their LGM Common Units for Class C Common Stock.

Description of the Class C Common Stock and Class D Common Stock

The following summary of the terms of the Class C Common Stock and Class D Common Stock is qualified in its entirety by reference to the Restated Certificate attached as Annex A.

Authorized Capital Stock. Upon effectiveness of the Restated Certificate, our authorized capital stock will consist of 525,000,000 shares, consisting of 200,000,000 shares of Class A Common Stock, 100,000,000 shares of Class B Common Stock, 100,000,000 shares of Class C Common Stock, 100,000,000 shares of Class D Common Stock and 25,000,000 shares of preferred stock.

Voting Rights. Each share of Class C Common Stock and Class D Common Stock will entitle its holder to twelve votes, and each share of Class A Common Stock and Class B Common Stock will continue to entitle its holder to one vote, on all matters submitted to a vote of stockholders. Holders of all four classes will vote together as a single class on all matters, except as otherwise required by Delaware law or the Restated Certificate.

Economic Rights. Holders of Class C Common Stock will be entitled to receive dividends and other distributions, when and if declared by the Board, on a pari passu basis with holders of Class A Common Stock, and to share

FLYEXCLUSIVE • 2026 Proxy Statement 22

ratably with holders of Class A Common Stock in our assets remaining upon liquidation, dissolution or winding up. Like the Class B Common Stock, the Class D Common Stock will carry no rights to dividends or other distributions or to receive assets upon liquidation, dissolution or winding up.

Conversion and Exchange. Holders of Class D Common Stock will be entitled to exchange their LGM Common Units for shares of Class C Common Stock on a one-for-one basis, and upon any such exchange an equal number of shares of Class D Common Stock will be surrendered and cancelled.

Purpose of the Restated Certificate

If stockholders approve of the Restated Certificate, the Company will permit holders of Class A Common Stock and Class B Common Stock, respectively, the opportunity to exchange, on a one-for-one basis (with no cash consideration), up to 50% of the shares held for Class C Common Stock and Class D Common Stock, respectively, and permit holders of warrants and options to purchase Class A common stock to exchange those warrants and options for warrants and options to purchase (i) Class C Common Stock in an amount equal to 50% of the Class A Common Stock underlying such warrants and options and (ii) Class A Common Stock in an amount equal to 50% of the Class A Common Stock underlying such warrants and options (the “Common Stock Exchange Offer”). The Common Stock Exchange Offer is designed to permit all holders to maintain their relative voting power if they participate equally. The purpose of the Restated Certificate and Common Stock Exchange Offer is to address individual liquidity and portfolio management needs without effecting a redistribution of relative voting power among the Company’s stockholders, thereby maintaining continuity and stability in the Company’s governance structure. Participation in the Common Stock Exchange Offer will be elective; a stockholder does not need to participate in the Common Stock Exchange Offer.

Another important objective of the Class C Common Stock and Class D Common Stock structure and the Common Stock Exchange Offer is to preserve the Company’s capacity to raise capital through future issuances of Class A Common Stock. By providing an elective, one-for-one exchange of Class A Common Stock or Class B Common Stock, as applicable, into Class C Common Stock or Class D Common Stock, as applicable, on the same terms and subject to the same per-holder cap, participating holders can more readily maintain their economic interests if and when the Company undertakes future primary issuances of Class A shares.

If the Restated Certificate is approved by our stockholders and we move forward with the Common Stock Exchange Offer, we will provide to stockholders a detailed document related to the Common Stock Exchange Offer that sets out all of the terms and conditions of, and the means by which to participate in, the Common Stock Exchange Offer. The Common Stock Exchange Offer can only be made by such document. This proxy statement is not an offer to participate in the Common Stock Exchange Offer.

Risk Factors Relating to the Restated Certificate and the Common Stock Exchange Offer

Before deciding how to vote on the Restated Certificate Proposal, you should carefully consider the risks described below, together with the other information in this proxy statement, including Annex A, and the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2025, and our subsequent filings with the SEC. These risks are not the only ones we face. Additional risks that we do not currently know about, or that we currently consider immaterial, could also materially and adversely affect our business, financial condition, results of operations and the market price of our securities. If the Restated Certificate Proposal is approved and we complete the Common Stock Exchange Offer, the holders of our Class A Common Stock, Class B Common Stock, warrants and options will be subject to the risks described below.

Mr. Segrave Jr. controls us today and will continue to control us after the Common Stock Exchange Offer. His interests may differ from yours.

As of October 16, 2026, Jim Segrave Jr. beneficially owned approximately 51.1% of our Class A Common Stock and 100% of our Class B Common Stock outstanding, representing a combined voting power of approximately

FLYEXCLUSIVE • 2026 Proxy Statement 23

51.1%, assuming that all LGM Common Units, all of our publicly traded warrants (“Public Warrants”), all of the privately placed warrants we issued in connection with our IPO (the “Private Placement Warrants”) and all of our other outstanding warrants are exercised or exchanged for shares of our Class A Common Stock. Based on the shares of Class A Common Stock and Class B Common Stock actually outstanding and entitled to vote as of that date, without giving effect to the exercise of any warrants or the exchange of any LGM Common Units, Mr. Segrave Jr. held approximately 57.5% of the combined voting power of our Common Stock. Immediately after the completion of the Common Stock Exchange Offer, assuming full participation by all holders of Class A Common Stock, Class B Common Stock, warrants and options, Mr. Segrave Jr. would beneficially own, on a fully-diluted basis, approximately 51.1% of our Class A Common Stock, 100% of our Class B Common Stock, 51.1% of our Class C Common Stock and 100% of our Class D Common Stock outstanding, representing a combined voting power of approximately 51.1%, assuming that all LGM Common Units, all of our Public Warrants, all of the Private Placement Warrants and all of our other outstanding warrants are exercised or exchanged for shares of our Class A Common Stock or Class C Common Stock, as applicable. If, however, Mr. Segrave Jr. participates fully in the Common Stock Exchange Offer and no other holder participates, his share of the combined voting power of our outstanding Common Stock would increase from approximately 57.5% to approximately 83%, without giving effect to the exercise of any warrants or the exchange of any LGM Common Units. Accordingly, Mr. Segrave currently is and will continue to be able to control or exert substantial influence over all matters submitted to our stockholders for approval, including the election of directors and amendments of our organization documents. Mr. Segrave may have interests that differ from those of the other stockholders and may vote in a way with which the other stockholders disagree and which may be adverse to their interests. This concentrated control may have the effect of delaying, preventing, or deterring a change of control of the Company, could deprive our stockholders of an opportunity to receive a premium for their capital stock as part of a sale of the Company, and might ultimately affect the market price of shares of our Class A Common Stock, Class C Common Stock, and our Public Warrants.

If you do not participate in the Common Stock Exchange Offer, or participate less than other holders, your relative voting power could be reduced significantly.

Each share of Class C Common Stock and Class D Common Stock will carry twelve votes. Each share of Class A Common Stock and Class B Common Stock carries one vote. All four classes will vote together on matters presented to stockholders. Participation in the Common Stock Exchange Offer is voluntary, and any holder may exchange up to 50% of the shares it holds. If you do not participate, or exchange a smaller share of your holdings than other stockholders, the votes attached to your shares will become a smaller share of our total voting power, even though your economic interest does not change. Mr. Segrave Jr. holds 100% of our Class B Common Stock and would hold 100% of our Class D Common Stock. If he participates fully and other holders do not, his share of our combined voting power could rise above its current level.

The Restated Certificate will significantly increase our authorized capital stock, and future issuances could dilute you.

The Restated Certificate will authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock. That would bring our total authorized capital stock to 525,000,000 shares. One reason for the new structure is to preserve our ability to raise capital through future issuances of Class A Common Stock. Future issuances of any class of common stock may dilute your economic and voting interests.

Our multi-class structure and concentrated ownership could delay, prevent or discourage a change of control.

FLYEXCLUSIVE • 2026 Proxy Statement 24

Mr. Segrave Jr.'s concentrated control may delay, prevent or deter a change of control of the Company. It could also deprive you of the chance to receive a premium for your shares in a sale of the Company. Because the Class C Common Stock and Class D Common Stock carry twelve votes per share, holders of a relatively small share of our economic interest could have enough voting power to block transactions that other stockholders favor. These effects could make an acquisition of the Company harder or more expensive, even if the acquisition would benefit our other stockholders.

Shares of Class C Common Stock and Class D Common Stock will be issued for no cash consideration.

The exchange of Class A Common Stock for Class C Common Stock, and of Class B Common Stock for Class D Common Stock, will be one-for-one, with no cash consideration. We will not receive any proceeds from the Common Stock Exchange Offer. Holders who participate will receive additional voting power without paying for it.

We are a “controlled company” and rely on exemptions from certain NYSE American governance requirements.

The former equityholders of LGM hold more than 50% of our total voting power, so we qualify as a "controlled company" under NYSE American rules. We rely on the exemptions from the requirements that a majority of our Board be independent and that we have fully independent compensation and nominating/corporate governance committees. The Restated Certificate and Common Stock Exchange Offer are expected to keep that controlling stake in place. As a result, you will not have the protections those requirements provide for stockholders of companies that are not controlled.

Our multi-class structure could depress or add volatility to the market price of our securities and could exclude us from certain stock indices.

Our multi-class structure, including Mr. Segrave Jr.’s level of ownership, could lower or add volatility to the market price of our Class A Common Stock, Class C Common Stock, Class D Common Stock or Public Warrants. It could also lead to adverse publicity or other adverse consequences. Certain index providers have announced restrictions on including companies with multiple-class share structures in some of their indices. In July 2017, FTSE Russell and S&P Dow Jones announced that they would no longer allow most newly public companies with dual or multi-class capital structures into their indices if unrestricted stockholders hold less than 5% of the total voting rights. Being excluded from these indices could reduce demand for our securities.

The market price of our securities may decline after the Common Stock Exchange Offer.

If the Common Stock Exchange Offer is completed, the market price of our Class A Common Stock, Class C Common Stock, Class D Common Stock and Public Warrants may decline for a number of reasons, including if:

•
investors react negatively to our business and prospects;
•
our business and prospects do not meet the expectations of financial or industry analysts; or
•
investors react negatively to the control Mr. Segrave Jr. may exert through his significant ownership of our Class B Common Stock and Class D Common Stock.

The Class D Common Stock will not be listed, and holders of Class D Common Stock will have no economic rights.

The Class D Common Stock will not be listed on an exchange. Like the Class B Common Stock, the Class D Common Stock will carry no economic rights.

FLYEXCLUSIVE • 2026 Proxy Statement 25

The NYSE American could determine that the Class C Common Stock, the Class D Common Stock or the Common Stock Exchange Offer is inconsistent with its voting rights policy. That could delay or prevent the listing of the Class C Common Stock or put the continued listing of our securities at risk.

Our Class A Common Stock is listed on the NYSE American, and we expect the Class C Common Stock to be listed there as well. The NYSE American has a voting rights policy that generally prohibits listed companies from taking corporate action that disparately reduces or restricts the voting rights of existing holders of common stock, including by issuing super voting stock.

We have structured the Common Stock Exchange Offer so that it is offered on the same terms, and subject to the same per-holder cap of 50% of shares held, to all holders of Class A Common Stock and Class B Common Stock, and to holders of warrants and options. The offer is intended to address individual liquidity and portfolio management needs without redistributing relative voting power among our stockholders. We have discussed the Restated Certificate and the Common Stock Exchange Offer with the NYSE American staff, and the staff has indicated that we may proceed.

However, the NYSE American’s staff's indication is not a formal approval, and the NYSE American keeps discretion over listing decisions. It could reach a different conclusion later, including if:

•
the final terms of the Restated Certificate or the Common Stock Exchange Offer differ from the terms we presented to the NYSE American staff;
•
participation in the offer is uneven, so that some holders, including Mr. Segrave Jr., gain a larger share of voting power relative to others; or
•
the NYSE American’s rules, policies or interpretations change.

If the NYSE American decides that the Class C Common Stock, the Class D Common Stock or the Common Stock Exchange Offer violates its voting rights policy, it could refuse to list the Class C Common Stock or begin delisting proceedings against our Class A Common Stock and Public Warrants. It could also require us to change or abandon the Common Stock Exchange Offer. Any of these outcomes could reduce the liquidity and market price of our securities, harm our reputation, and limit our ability to raise capital.

You will not have dissenters' or appraisal rights.

Under Delaware law, you are not entitled to dissenters' or appraisal rights for the creation of the Class C Common Stock and Class D Common Stock, and we will not provide those rights independently.

As of the Record Date, Mr. Segrave Jr. held shares of Class A Common Stock and Class B Common Stock representing approximately [ ]% of the combined voting power of our outstanding Common Stock. Accordingly, if Mr. Segrave Jr. votes his shares “FOR” the Restated Certificate Proposal, the proposal will be approved regardless of how other stockholders vote.

Interests of Certain Persons in the Restated Certificate Proposal

In considering the Board’s recommendation to vote “FOR” the Restated Certificate Proposal, you should be aware that certain of our directors and executive officers have interests in the Restated Certificate Proposal that are different from, or in addition to, the interests of our stockholders generally.

FLYEXCLUSIVE • 2026 Proxy Statement 26

Mr. Segrave Jr. beneficially owns 100% of our outstanding Class B Common Stock and all of the outstanding LGM Common Units held by holders other than the Company. Because he is the sole holder of our Class B Common Stock, Mr. Segrave Jr. would be the only person eligible to exchange shares of Class B Common Stock for shares of Class D Common Stock in the Common Stock Exchange Offer, and he would hold 100% of any Class D Common Stock issued. As of the Record Date, Mr. Segrave Jr. held approximately [ ]% of the combined voting power of our outstanding Common Stock (or approximately [ ]% calculated on the fully diluted basis described under “Security Ownership of Certain Beneficial Owners and Management,” which assumes the exercise or exchange of all outstanding warrants and LGM Common Units held by Mr. Segrave). If Mr. Segrave Jr. participates fully in the Common Stock Exchange Offer and other holders participate less than fully, his share of our combined voting power would increase above its current level, and he would continue to be able to control the outcome of matters submitted to our stockholders, including the election of directors. In addition, the continuation of Mr. Segrave Jr.’s voting control would allow us to continue to qualify as a “controlled company” under the NYSE American rules. See “Risk Factors Relating to the Restated Certificate and the Common Stock Exchange Offer” above and “Security Ownership of Certain Beneficial Owners and Management.”

Thomas J. Segrave, Sr., a member of our Board, is the father of Mr. Segrave Jr. Mr. Segrave Sr. and members of Mr. Segrave Jr.’s immediate family, including the custodial accounts established for his children, may benefit from Mr. Segrave Jr.’s continued control of the Company.

Our other directors and executive officers who hold shares of Class A Common Stock, warrants or options to purchase Class A Common Stock, including Gregg S. Hymowitz, through his affiliation with EG Sponsor LLC and other EnTrust Global entities, and Gary Fegel, through his affiliation with GMF Capital, which holds an approximately 50% membership interest in EG Sponsor LLC, would be entitled to participate in the Common Stock Exchange Offer on the same terms, and subject to the same 50% per-holder cap, as all other holders of Class A Common Stock, warrants and options. Holders who participate in the Common Stock Exchange Offer will receive additional voting power for no cash consideration.

The Board was aware of these interests and considered them, among other matters, in approving the Restated Certificate and recommending that stockholders vote “FOR” the Restated Certificate Proposal.

Financial and Other Information

The SEC allows us to incorporate by reference into this proxy statement the financial and other information required by Item 13(a) of Schedule 14A, which means that we can disclose that information to you by referring you to other documents we have filed with the SEC. The following sections of the documents listed below are incorporated by reference into this proxy statement: (i) Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), Item 7A (Quantitative and Qualitative Disclosures About Market Risk), Item 8 (Financial Statements and Supplementary Data) and Item 9 (Changes in and Disagreements with Accountants on Accounting and Financial Disclosure) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 5, 2026; and (ii) Part I, Item 1 (Financial Statements), Item 2 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Item 3 (Quantitative and Qualitative Disclosures About Market Risk) of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, filed with the SEC on May 11, 2026 and August 12, 2026, respectively. A copy of our Annual Report on Form 10-K accompanies this proxy statement. We will provide, without charge, a copy of any of these documents to any stockholder upon written or oral request addressed to our Secretary at flyExclusive, Inc., 4000 Center at North Hills Street, Suite 300, Raleigh, NC 27609, telephone (252) 208-7715. These documents are also available on the SEC’s website at www.sec.gov.

Required Vote and Board Recommendation

FLYEXCLUSIVE • 2026 Proxy Statement 27

The Restated Certificate requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

The Board unanimously recommends a vote “FOR” the approval of the Restated Certificate to authorize 100,000,000 shares of Class C Common Stock and 100,000,000 shares of Class D Common Stock. In considering this recommendation, you should be aware that certain of our directors and executive officers have interests in the Restated Certificate Proposal described above under “Interests of Certain Persons in the Restated Certificate Proposal.”

FLYEXCLUSIVE • 2026 Proxy Statement 28

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit and Risk Committee of the Board has appointed Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of the appointment of Elliott Davis is not required, the Company values the opinions of its stockholders and believes that stockholder ratification of the appointment is a good corporate governance practice.

As a result of the Business Combination, Elliott Davis has served as the Company's independent registered public accounting firm since the fiscal year ended December 31, 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company's auditors, providing audit and non-audit related services. A representative of Elliott Davis is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Elliott Davis is not ratified by the stockholders, the Audit and Risk Committee will consider this fact when it appoints the independent auditors for subsequent fiscal years. Even if the appointment of Elliott Davis is ratified, the Audit and Risk Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the best interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power present in person or by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a vote against this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Elliott Davis, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the ratification of the appointment of Elliott Davis as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.

FLYEXCLUSIVE • 2026 Proxy Statement 29

Report of the Audit and Risk Committee of the Board of Directors

The Audit and Risk Committee has reviewed flyExclusive’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and flyExclusive’s independent registered public accounting firm. The Audit and Risk Committee has also received from, and discussed with, flyExclusive’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit and Risk Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

flyExclusive’s independent registered public accounting firm also provided the Audit and Risk Committee with a formal written statement required by applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and flyExclusive, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence. In addition, the Audit and Risk Committee discussed with the independent registered public accounting firm its independence from flyExclusive.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit and Risk Committee recommended to the Board that the audited consolidated financial statements be included in flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Michael S. Fox (Chair)

Frank B. Holding Jr.

Peter B. Hopper

FLYEXCLUSIVE • 2026 Proxy Statement 30

Independent Registered Public Accounting Firm Fees and Other Matters

Aggregate fees billed for professional services rendered by Elliott Davis, PLLC for the years ended December 31, 2025 and 2024 were as follows:

	2025	2024

Audit Fees	$1,675,000	$1,495,000
Audit Related Fees	—	—
Tax Fees	$500,000	$490,000
Total Fees	$2,175,000	$1,985,000

Audit Fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q and services normally provided in connection with statutory and regulatory filings. Tax Fees consist of fees billed for tax compliance, tax advice and tax planning services. There were no Audit-Related Fees or All Other Fees billed in 2025 or 2024.

Pre-Approval Policies and Procedures

The Audit and Risk Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Elliott Davis. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit and Risk Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit and Risk Committee’s members, but the decision must be reported to the full Audit and Risk Committee at its next scheduled meeting.

The Audit and Risk Committee has determined that the rendering of non-audit services by Elliott Davis is compatible with its accountant’s independence for the period of time during which it has served as our independent auditor.

FLYEXCLUSIVE • 2026 Proxy Statement 31

Corporate Governance

General

The Company's business and affairs are managed under the direction of its Board. The Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for its Audit and Risk Committee, Compensation Committee, and Nominating and Corporate Governance Committee to assist it in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access the current Committee charters, Corporate Governance Guidelines, and Code of Business Conduct and Ethics in the “Governance Documents” section under the “Governance” section of the “Investors” page of the Company's website located at www.flyexclusive.com, or by writing to the Secretary at the Company's offices at 4000 Center at North Hills Street, Suite 300, Raleigh, North Carolina 27609.

Board Composition

As part of the Business Combination, EGA (now flyExclusive), Mr. Segrave Jr., in his personal capacity and as custodian for shares of Class B common stock held in trusts for his children, and the Sponsor, entered into a Stockholders’ Agreement, pursuant to which Mr. Segrave Jr. (in his personal and custodial capacities) and the Sponsor agreed to vote each of their respective securities of flyExclusive that may be voted in the election of flyExclusive’s directors for two members nominated by the Sponsor. In the event the Sponsor ceases, collectively, to own voting stock of the Company bearing at least: (A) 15% of the aggregate outstanding voting power of the Company, the Sponsor shall only be entitled to nominate one member of the Board as of the date Sponsor ceases to hold the aforementioned requisite securities of the Company; and (B) 5% of the aggregate outstanding voting power of the Company, the Sponsor shall no longer be entitled to nominate any members of the Board as of such date. As of the Record Date, the Sponsor, together with its affiliates EnTrust Emerald (Cayman) LP and ETG Omni LLC, held [ ] outstanding shares of Class A common stock, representing approximately [ ]% of the aggregate outstanding voting power of the Company, and accordingly the Sponsor remains entitled to nominate two members of the Board. At this time, those two Sponsor nominees are Gregg S. Hymowitz and Gary Fegel.

Board Diversity

We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the Nominating and Governance Committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.

Director Independence

By virtue of the combined voting power of the former equityholders of LGM who hold more than 50% of the total voting power of our shares of outstanding capital stock, we qualify as a “controlled company” within the meaning of the corporate governance standards of the NYSE American. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements that (i) a majority of our Board consist of independent directors, (ii) we have a compensation committee composed entirely of independent directors and (iii) we have a nominating/corporate governance committee composed entirely of independent directors.

FLYEXCLUSIVE • 2026 Proxy Statement 32

Thomas James Segrave Jr. and Thomas J. Segrave, Sr., who serve on the Nominating and Corporate Governance Committee, and Mr. Segrave Sr., who serves on the Compensation Committee, are not independent under the NYSE American rules. Mr. Segrave Jr. is our Chief Executive Officer, and Mr. Segrave Sr. is his father. We are relying on the controlled company exemptions described above to permit their service on these committees.

We are relying on all three of these exemptions. As a result, our Board does not consist of a majority of independent directors, we do not have a compensation committee consisting entirely of independent directors, and we do not have a nominating/corporate governance committee that is composed entirely of independent directors.

The Board undertook a review of the independence of the directors and considered whether any director has a material relationship with the Company that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. The Board has affirmatively determined that Messrs. Michael S. Fox, Frank B. Holding, Jr. and Peter Hopper are each an “independent director,” as defined under the rules of the NYSE American. In making this determination, the Board considered the current and prior relationships that each of those three directors has with our Company and all other facts and circumstances the Board deemed relevant in determining their independence.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for carrying out the responsibilities delegated by the Board relating to the Company's director nomination process and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may retain and obtain the advice and assistance of outside counsel and such other advisors as it deems necessary. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

The Nominating and Corporate Governance Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board of Directors, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Nominating and Corporate Governance Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names and addresses of the recommended individuals, together with appropriate biographical information and background materials, along with a description of any direct or indirect material interest in any material contract or agreement with the Company to the Nominating and Corporate Governance Committee, c/o Secretary, flyExclusive, Inc., 4000 Center at North Hills Street, Suite 300, Raleigh, North Carolina 27609.

The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. It is the policy of the Nominating and Corporate Governance Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Nominating and Corporate Governance Committee for election at our 2027 annual meeting is described under “Stockholder Proposals.” In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by

FLYEXCLUSIVE • 2026 Proxy Statement 33

following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and interested parties and for providing copies or summaries to the directors as he or she considers appropriate.

Communications are forwarded to the Board or individual directors, as applicable, if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, flyExclusive, Inc., 4000 Center at North Hills Street, Suite 300, Raleigh, North Carolina 27609.

Board Leadership Structure and Role in Risk Oversight

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company’s risk management efforts. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

The Board also relies on its committees for specific risk oversight. In particular, the Audit and Risk Committee oversees risk related to our accounting, tax, financial and public disclosure processes, as well as risks associated with our financial assets and cybersecurity. The Compensation Committee oversees risks related to our compensation and benefit plans and policies to ensure sound pay practices that do not cause risks to arise that are reasonably likely to have a material adverse effect on our Company.

In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director. In December 2023, Michael S. Fox was selected by the Board to serve as lead independent director. As lead independent director, Mr. Fox provides valuable leadership to the independent directors, presides over meetings and sessions of the independent directors, and advises the Board on matters where there may be an actual or perceived conflict of interest.

Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Mr. Segrave Jr. serves as our Chief Executive Officer, and our Board appointed him as chairman of the Board in December 2023.

FLYEXCLUSIVE • 2026 Proxy Statement 34

Code of Business Conduct and Ethics

The Company has a written Code of Business Conduct and Ethics that applies to its directors, officers and employees, as well as to directors, officers and employees of each subsidiary. A current copy of the Code is posted on the Company's website, www.flyexclusive.com under the “Governance” section of the “Investors” page. In addition, the Company intends to post on its website all disclosures that are required by law or NYSE American listing standards concerning any amendments to, or waivers from, any provision of the Code.

Insider Trading and Anti-Hedging Policies

The Board has adopted an Insider Trading Policy, which applies to all of the employees, directors, executive officers and their assistants and consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the NYSE American listing standards. The policy applies to all transactions in the Company’s securities, including common stock, options to purchase common stock, and any other securities the Company may issue from time to time, such as preferred stock, warrants or convertible debentures, as well as to derivative securities relating to the Company’s stock, such as exchange-traded options, whether or not issued by the Company. The policy strongly discourages hedging the Company’s Common Stock by selling it short or otherwise.

Compensation Recovery Policy

The Board has adopted a Clawback Policy intended to comply with the final clawback rules adopted by the SEC pursuant to Section 10D and Rule 10D-1 of the Exchange Act, and the related NYSE listing requirements (together, the “Final Clawback Rules”). The Clawback Policy requires the Company to recover reasonably promptly any erroneously awarded compensation received by current and former executive officers (as defined in the Clawback Policy) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from current or former executive officers erroneously awarded compensation received within a look-back period of the three completed fiscal years immediately preceding the date that the Company is required to prepare an accounting restatement. A copy of the policy was filed as Exhibit 97 to our Annual Report on Form 10-K, filed with the SEC on May 1, 2024.

Attendance by Members of the Board of Directors at Meetings

During the fiscal year ended December 31, 2025, all of our current directors attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which he served.

FLYEXCLUSIVE • 2026 Proxy Statement 35

Under the Corporate Governance Guidelines, which are available on the Company's website at www.flyexclusive.com (in “Governance Documents” under the “Governance” section of the “Investors” page), a director is expected to spend the time and effort necessary to properly discharge his responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. The following directors attended last year’s annual meeting of stockholders: Thomas J. Segrave, Jr., Frank B. Holding, Jr., Michael S. Fox, and Thomas J. Segrave, Sr..

FLYEXCLUSIVE • 2026 Proxy Statement 36

Committees of the Board

The Board has established an Audit and Risk Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee each of which operates under a written charter that has been approved by the Board. During the fiscal year ended December 31, 2025, the Board held five meetings and the Audit and Risk Committee held five meetings. The Compensation Committee and Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2025.

The members of each of the Board committees and committee Chairpersons as of October 16, 2026, are set forth in the following chart.

Name	Audit and Risk	Compensation	Nominating and Corporate Governance	Safety
Thomas James Segrave Jr.			X
Gary Fegel
Michael S. Fox	Chairperson			X
Frank B. Holding Jr.	X	X	Chairperson	X
Peter B. Hopper	X	Chairperson	X
Gregg S. Hymowitz
Thomas J. Segrave, Sr.		X	X	Chairperson

Audit and Risk Committee

The Board has a separately designated standing Audit and Risk Committee which consists of Michael S. Fox, Frank B. Holding Jr. and Peter B. Hopper, with Mr. Fox serving as Chairperson since December 2023. The Board has determined that Mr. Fox qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K and that each member of the Audit and Risk Committee is independent for purposes of NYSE American rules and is able to read and understand fundamental financial statements.

Our Audit and Risk Committee’s responsibilities include:

•
selecting, compensating, overseeing and, if necessary, terminating our independent auditors and any other registered public accounting firm, and evaluating their qualifications, performance and independence each year;
•
pre-approving all audit and permitted non-audit services, and setting policies for that pre-approval;
•
reviewing with management and the independent auditors the audit plan and results, our annual and quarterly financial statements and related MD&A disclosure, significant accounting and financial reporting issues, and our earnings releases and guidance;
•
recommending to the Board whether the audited financial statements should be included in our Form 10-K, and preparing the audit committee report for the proxy statement;
•
overseeing our internal control over financial reporting, our disclosure controls and procedures, and the internal audit function;
•
setting up procedures for receiving and handling complaints, including anonymous employee concerns, about accounting, internal controls and auditing matters;

FLYEXCLUSIVE • 2026 Proxy Statement 37

•
overseeing our compliance with laws and regulations, and reviewing and approving related person transactions;
•
overseeing our risk management framework, risk appetite and major risk exposures, including financial, information technology and cybersecurity risks, and the independence and adequacy of the risk management function; and
•
performing any other activities consistent with its charter, our bylaws and applicable law

The Audit and Risk Committee charter is available on the Company's website, located at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page of the website.

Compensation Committee

The Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. The members of the Compensation Committee are Frank B. Holding Jr., Peter B. Hopper and Thomas J. Segrave Sr., with Mr. Hopper serving as Chairperson since December 2023.

In fulfilling its purpose, the Compensation Committee has the following principal duties:

•
setting corporate goals and objectives for the CEO's compensation, evaluating the CEO's performance against them, and approving the CEO's compensation, as well as approving compensation for our other executive officers;
•
approving or recommending, and administering, our incentive compensation and equity-based plans;
•
approving or recommending employment, severance and change-in-control arrangements for our executive officers;
•
reviewing whether our compensation arrangements encourage fraud or excessive risk-taking;
•
overseeing stockholder advisory votes on executive compensation and how often those votes are held;
•
reviewing director compensation each year and recommending any changes to the Board;
•
reviewing compensation-related disclosure and preparing any required compensation committee report; and
•
performing any other activities consistent with its charter, our bylaws and applicable law.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Company's website at www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

FLYEXCLUSIVE • 2026 Proxy Statement 38

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Frank B. Holding Jr. and Peter B. Hopper, Thomas J. Segrave, Sr. and Thomas J. Segrave Jr., with Mr. Holding Jr. serving as Chairperson since December 2023. The Nominating and Corporate Governance Committee’s responsibilities include:

•
developing criteria for director qualifications, and identifying and recommending director nominees, including candidates to fill vacancies;
•
developing, reviewing each year and recommending to the Board our corporate governance guidelines;
•
overseeing the annual evaluation of the Board and its committees;
•
recommending standards for director independence;
•
reviewing and approving the corporate governance and director independence disclosure required in our SEC filings; and
•
performing any other activities consistent with its charter, our bylaws and applicable law.

The Nominating and Corporate Governance Committee charter is available on the Company's website, www.flyexclusive.com, in “Governance Documents” under the “Governance” section of the “Investors” page. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or to consider director candidates recommended by the stockholders.

FLYEXCLUSIVE • 2026 Proxy Statement 39

Executive and Director Compensation

Executive Compensation

This section discusses the material components of the executive compensation program for our principal executive officer and our three other most highly compensated persons serving as executive officers as of December 31, 2025. These executives, who continue to serve in these positions, are referred to as the “named executive officers.”

In fiscal year 2025, flyExclusive’s “named executive officers” and their positions were as follows:

•
Thomas James (“Jim”) Segrave Jr., Founder, Chairman of the Board and Chief Executive Officer (the “CEO”);
•
Matthew Lesmeister, Chief Operating Officer;
•
Bradley ("Brad") G. Garner, Chief Financial Officer; and
•
Michael (“Mike”) Guina, Chief Commercial Officer.

In August 2026, we appointed Mr. Guina as Chief Operating Officer and Mr. Lesmeister as President of Maintenance.

Summary Compensation Table

The table below shows compensation of flyExclusive’s named executive officers for the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)

Jim Segrave, Founder, Chairman of the Board and Chief Executive Officer	2025	$8,500,000	—	$272,377	(1)	$8,772,377
	2024	8,500,000	—	$244,699	(2)	$8,744,699

Matthew Lesmeister, Chief Operating Officer	2025	$500,000	—	$10,534	(3)	$510,534
	2024	$258,676		$16,816	(4)	$275,492
Mike Guina, Chief Commerical Officer	2025	$500,000	—	$9,072	(5)	$509,072

	2024	$397,919	—	$19,138	(6)	$417,057

Brad Garner, Chief Financial Officer	2025	$500,000	—	$10,967	(7)	$510,967
	2024	$135,418	—	$9	(8)	$135,427

(1)
Reflects $8,500,000 in distributions from LGM to Mr. Segrave in lieu of salary for his service as CEO in 2025, $153,908 incremental cost to LGM with respect to Mr. Segrave’s use of 73.5 hours of flight time on LGM’s aircraft in fiscal year 2025 and $118,469 for health and life insurance related benefits.
(2)
Reflects $172,749 incremental cost to LGM with respect to Mr. Segrave’s use of 86.2 hours of flight time on LGM’s aircraft in fiscal year 2024 and $71,950 for health and life insurance related benefits.
(3)
Reflects $10,534 in payments related to Mr. Lesmeister's health and life insurance related benefits.
(4)
Includes payments for Mr. Lesmeister's moving expenses of $16,730 and health and life insurance related benefits.
(5)
Reflects $9,072 in payments related to Mr. Guina's health and life insurance related benefits
(6)
Reflects $6,089 in payments and per diems related to Mr. Guina’s service as a pilot for LGM from time to time and $13,049 in health and life insurance related benefits.
(7)
Reflects $10,967 in payments related to Mr. Garner's health and life insurance related benefits.
(8)
Includes payments related to Mr. Garner’s health and life insurance related benefits.

FLYEXCLUSIVE • 2026 Proxy Statement 40

Narrative to Summary Compensation Table

Base Salaries

The named executive officers receive their respective base salaries to compensate them for services rendered to LGM (other than in 2024 and 2025 with respect to Mr. Segrave Jr., who received distributions from LGM in lieu of a base salary). The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The 2024 and 2025 base salaries for Messrs. Lesmeister, Garner, and Guina were each $500,000 per the terms of their respective employment agreements. Under the terms of Mr. Segrave’s employment agreement, he is entitled to receive distributions from LGM in the amount of $8,500,000, which are recorded as salary expense.

Annual Incentive Cash Bonuses

Pursuant to the terms of their employment agreements, Messrs. Segrave, Lesmeister, Garner, and Guina have the opportunity to earn an annual discretionary non-equity incentive bonus, equal to 100%, in the case of Mr. Segrave, and equal to 50%, in the case of Messrs. Lesmeister, Garner, and Guina, of their base salary, based upon the achievement of certain objectives set each year, half of which objectives are for the Company and the other half are objectives set for the officer. The extent to which these goals are met will determine the amount of the non-equity bonus that each named executive officer receives.

Long-Term Equity Incentives

In September 2024, pursuant to the terms of their employment agreements, we granted to each of Messrs. Lesmeister, Garner, and Guina an option to purchase 1,600,000 shares of our Class A Common Stock with an exercise price of $2.78 per share. Additionally, pursuant to the terms of their employment agreements, we granted them each an option to purchase 800,000 shares of Class A Common Stock on each of September 26, 2025 and September 25, 2026, the first and second anniversaries of their employment.

Long-Term Cash Incentives

Pursuant to the terms of their employment agreements, Mr. Lesmeister, Mr. Garner, and Mr. Guina will each be entitled to receive up to $250,000 in each calendar year through a long-term incentive plan (the “LTIP”), subject to the Board’s approval of the LTIP .

Other Elements of Compensation

Retirement Plan

The named executive officers are eligible to participate in a 401(k) retirement savings plan maintained by LGM. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2024 and 2025, contributions made by participants, including the named executive officers, in the 401(k) plan were 50% matched by LGM up to 8% of the employees’ compensation. These matching contributions are generally unvested as of the date on which the contribution is made, and vest 20% over a five-year period, subject to continued service.

Employee Benefits

LGM provides benefits to its named executive officers on the same basis as provided to all of its employees, including health, dental and vision insurance; life insurance; accidental death insurance, and dismemberment insurance; and disability insurance.

FLYEXCLUSIVE • 2026 Proxy Statement 41

Aircraft Use

LGM’s executive officers use its aircraft for flights directly related to their business duties. LGM also allows some executive officers to use its aircraft for personal benefit. Certain executive officers are allocated a specific number of flight hours on an annual basis while other executive officers are granted flight hours from time to time at the discretion of Mr. Segrave Jr. Flight hours granted to executives may be used by the executive and their immediate family members. The aggregate incremental cost to LGM of Mr. Segrave Jr.’s personal use of its aircraft was $172,149 and $153,908 for 2024 and 2025, respectively. LGM determines the incremental cost of the personal use of its aircraft based on the variable operating costs to LGM, which includes (i) landing, ramp and parking fees and expenses, (ii) crew travel expenses, (iii) aircraft fuel expenses per hour of flight and (iv) incidental expenses. Primarily, LGM’s aircraft are used for business purposes; therefore, fixed costs that do not change based on each usage, such as pilot and crew salaries, lease or purchase costs of aircraft and maintenance costs, are not included in the formula for determining incremental cost. The executive officers incur taxable income for the usage of their granted flight time, calculated in accordance with the tax Standard Industry Fare Level. LGM does not grant bonuses to its executive officers to cover or “gross-up” any income tax owed for use of flight hours for personal benefit. Certain executive officers may also pay for additional flight time in excess of the flight hours allocated to them, based on discounted hourly rates that cover the incremental costs to LGM. Executive officers’ use of personal flight hours is also subject to certain conditions and restrictions, such as minimum notice periods, peak days and minimum daily flight times.

Outstanding Equity Awards at Fiscal Year-End

The following table contains certain information concerning unexercised options for our named executive officers as of December 31, 2025 and December 31, 2024.

	2025 Equity Incentive Plan Issuances				2024 Equity Incentive Plan Issuances
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Jim Segrave, Founder, Chairman of the Board and Chief Executive Officer	—	—	—	—	—	—	—	—

Matthew Lesmeister, Chief Operating Officer	266,667	533,333	$5.00	9/25/2035	1,066,667	533,333	$2.78	9/25/2034

Brad Garner, Chief Financial Officer	266,667	533,333	$5.00	9/25/2035	1,066,667	533,333	$2.78	9/25/2034

Mike Guina, Chief Commerical Officer	266,667	533,333	$5.00	9/25/2035	1,066,667	533,333	$2.78	9/25/2034

Zach Nichols, Chief Financial Officer	—	—	—	—	—	—	—	—

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options or similar awards in relation to the disclosure of material nonpublic information, our equity awards are generally granted on fixed dates determined in advance. On limited occasions, our Board (or Compensation Committee, as appropriate) may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. The Board and the Compensation Committee do not take material nonpublic information into account when determining the timing and terms of equity awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

FLYEXCLUSIVE • 2026 Proxy Statement 42

During 2025, we did not grant options to any named executive officer during the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a Current Report on Form 8-K that disclosed material nonpublic information.

Options Repricings

We did not engage in any repricings or other modifications to any of our named executive officers’ outstanding options during the year ended December 31, 2025.

Employment Agreements with Our Named Executive Officers

LGM entered into an executive employment agreement with Mr. Segrave, Jr., effective April 1, 2023, with an initial term of five years, which is extended automatically for additional, successive one-year periods unless either party provides 60 days' written notice of non-renewal. The Company will use its best efforts to cause Segrave to be elected to the Board throughout the term of his employment.

Pursuant to his employment agreement, Mr. Segrave, Jr. receives an annual base salary of $8,500,000, which is subject to annual review by the Board to determine whether an increase (but not decrease) is warranted. Mr. Segrave, Jr. is eligible to receive an annual cash bonus of up to 100% of his base salary, as determined by the Board in its sole discretion, based on the achievement during the applicable year of (i) objectives for LGM as a whole established by the Board at the beginning of the applicable year and (ii) objectives for Mr. Segrave, Jr. agreed by the Board and Mr. Segrave, Jr. at the beginning of the applicable year. Mr. Segrave, Jr. must be employed by LGM through December 31 of the applicable year to earn the annual bonus for such year, which bonus (if any) will be paid no later than the following March 15. Mr. Segrave, Jr. is also eligible to participate in all employee benefit plans that LGM makes available to its senior executives from time to time.

Mr. Segrave, Jr. is also eligible to participate in all employee benefit plans that LGM makes available to its senior executives from time to time. In addition, during the term of the employment agreement, LGM funds the fixed lease payments under LGM's September 16, 2022 aircraft lease with JS Longitude for Mr. Segrave Jr.’s use, as well as the fixed and variable costs of operating that aircraft, including variable costs related to its use by Mr. Segrave Jr. or his family. If that aircraft is not available, LGM pays the costs of travel by Mr. Segrave Jr. or his family on other aircraft owned or controlled by LGM.

If the employment of Mr. Segrave Jr. is terminated (A) by LGM other than by reason of death, disability or “Cause” (including LGM’s non-renewal of the employment agreement), or (B) by Mr. Segrave Jr. for “Good Reason” (as each such term is defined in the employment agreement), LGM shall provide Mr. Segrave Jr. with the following separation benefits: (i) continued payment of Mr. Segrave Jr.’s base salary for a period of 24 months, (ii) an amount equal to two times his target bonus for the year of termination (to be not less than 100% of his base salary), (iii) subject to Mr. Segrave Jr.’s timely election of continued health insurance coverage under COBRA, fully subsidized premiums for such continuation coverage for Mr. Segrave Jr. and his eligible dependents until the earlier of (x) the end of the salary continuation period and (y) the date Mr. Segrave Jr. becomes eligible for group health insurance coverage under another employer’s plan, and (iv) such other or additional benefits, if any, as may be provided under the applicable employee benefit plans, programs and arrangements of LGM. All separation benefits are subject to Mr. Segrave Jr. timely entering into and not revoking a separation and release of claims agreement in favor of LGM and its affiliates. “Good Reason” is defined in the agreement as any material breach of this Agreement by the Company, any material reduction by the Company of Mr. Segrave Jr.’s duties, responsibilities, or authority, a relocation of the Company’s principal place of business to which Mr. Segrave Jr. reports more than 25 miles from its immediately preceding location, or a material reduction in Mr. Segrave Jr.’s annual base salary unless all officers and/or members of the Company’s executive management team experience an equal or greater percentage reduction in annual base salary and/or total compensation.

FLYEXCLUSIVE • 2026 Proxy Statement 43

We entered into employment agreements with each of Mr. Lesmeister, Mr. Garner, and Mr. Guina, effective September 26, 2024, on substantially identical terms. Pursuant to the employment agreements, we will provide each officer with (i) a base salary of $500,000, (ii) a discretionary annual bonus of up to 50% of the base salary, based upon the achievement of certain objectives set each year, half of which objectives for the Company and the other half will objectives set for the officer, (iii) eligibility to receive up to $250,000 in each calendar year through any LTIP that the Board approves, and (iv) the following stock options to purchase shares of Company Class A Common Stock, which vest over three years provided that they remain in our employment: 1,600,000 stock options on September 26, 2024, 800,000 stock options on September 26, 2025, and 800,000 stock options on September 25, 2026, in each case subject to Board approval.

Each employment agreement is terminable at any time. The Company may terminate the employee for “Cause” or for “Disability,” each as defined in the employment agreement. The officer may terminate employment for “Good Reason,” as defined in the employment agreement, and which includes material breach of the agreement by the Company, a material reduction by the Company of the officer’s duties, responsibilities or authority, a relocation of the Company’s principal place of business to which the officer reports more than 25 miles from its immediately preceding location, and a material reduction in the officer’s annual base salary unless all officers experience an equal or greater percentage reduction in annual salary and/or total compensation.

In the event of the officer’s termination other than for death or Disability or for Cause, or by the officer for Good Reason, (i) the Company will continue to pay to officer his base salary for a period of six months unless the termination occurs at the time of or within the 12 months immediately following a Change in Control (as defined in the Company’s 2023 Equity Incentive Plan) in which case the Company will continue to pay to officer his base salary for a period of 12 months, (ii) if officer timely elects continued health insurance coverage under COBRA, the Company will pay the entire premium necessary to continue such coverage for officer and officer's eligible dependents until the conclusion of the time when officer is receiving continuation of base salary payments or until officer becomes eligible for group health insurance coverage under another employer's plan, whichever occurs first, provided however that the Company has the right to terminate such payment of COBRA premiums on behalf of officer and instead pay officer a lump sum amount equal to the COBRA premium times the number of months remaining in the specified period if the Company determines in its discretion that continued payment of the COBRA premiums is or may be discriminatory under Section 105(h) of the Code, and (iii) the Company will provide such other or additional benefits, if any, as may be provided under applicable employee benefit plans, programs and/or arrangements of the Company.

FLYEXCLUSIVE • 2026 Proxy Statement 44

The table below shows compensation of flyExclusive’s Board members for the year ended December 31, 2025. Certain members of the Board of Directors received incremental compensation for their service as heads of certain committees of the Board.

Name and Principal Position	Cash ($)	Flight credits ($)	Class A Common Stock Restricted Stock Units Compensation (1)	Total ($)

Gary Fegel	$—	$—	$175,000	$175,000
Michael S. Fox	$35,000	$100,000	$50,000	$185,000
Frank B. Holding Jr.	$30,000	$100,000	$50,000	$180,000
Peter B. Hopper	$30,000	$100,000	$50,000	$180,000
Gregg S. Hymowitz	$25,000	$100,000	$50,000	$175,000
Thomas J. Segrave, Sr	$30,000	$100,000	$50,000	$180,000

(1)
Amounts reflect the aggregate grant date fair value of restricted stock units, computed in accordance with FASB ASC Topic 718, awarded to each non-employee director for service during 2025. These restricted stock units were settled on May 13, 2026, when Mr. Fegel received 162,037 shares of Class A Common Stock and each of Messrs. Fox, Holding, Hopper, Hymowitz and Segrave Sr. received 46,296 shares of Class A Common Stock. The restricted stock units vested immediately upon grant. As of December 31, 2025, none of our non-employee directors held any outstanding stock awards or option awards. As of the Record Date, our non-employee directors received the following shares: Mr. Fegel, 162,037; and each of Messrs. Fox, Holding, Hopper, Hymowitz and Segrave Sr., 46,296. As of the Record Date, none of our non-employee directors held any outstanding stock awards or option awards. As of the Record Date, our non-employee directors received the following shares: Mr. Fegel, 162,037; and each of Messrs. Fox, Holding, Hopper, Hymowitz and Segrave Sr., 46,296. As of the Record Date, none of our non-employee directors held any outstanding option awards.

Director Compensation Policy

Under our non-employee director compensation policy, each non-employee director receives an annual cash retainer of $25,000 for service on the Board. The chair of each committee receives an additional annual cash fee of $10,000 for the Audit and Risk Committee, $5,000 for the Compensation Committee, $5,000 for the Safety Committee and $5,000 for the Nominating and Corporate Governance Committee. For service during 2025, each non-employee director also received an award of restricted stock units covering shares of Class A Common Stock with a value of $50,000 ($175,000 in the case of Mr. Fegel, who elected to receive restricted stock units in lieu of flight credits). These restricted stock units were granted on May 13, 2026 and vested in full upon grant. In addition, each non-employee director other than Mr. Fegel receives an annual allocation of flight credits valued at $100,000. Cash fees are paid quarterly in arrears, and directors are reimbursed for reasonable expenses incurred in attending Board and committee meetings.

FLYEXCLUSIVE • 2026 Proxy Statement 45

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our Class A Common Stock and Class B Common Stock as of October 16, 2026, by:

•
each person known by us to be the beneficial owner of more than 5% of outstanding shares of our Common Stock;
•
each of our named executive officers and directors that beneficially owns our shares of Common Stock; and
•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of Class A Common Stock and shares of Class B Common Stock owned beneficially by such person. On all matters to be voted upon, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Currently, all of the shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.

The ownership percentages in the table below are calculated based on (i) 54,228,914 outstanding shares of Class A Common Stock, (ii) 49,930,000 outstanding shares of Class B Common Stock, (iii) 49,930,000 outstanding LGM Common Units, (iv) 2,519,869 outstanding publicly traded warrants, (v) 4,333,333 outstanding private placement warrants, (vi) 5,000,000 August 2024 Warrants, and (vii) 1,268,100 March 2025 Warrants in each case as of October 16, 2026. As explained in footnote (2) below, for purposes of determining the percentage of Class A Common Stock beneficially owned by each holder, the table assumes that all LGM Common Units, publicly traded warrants and private placement warrants are exercised or exchanged for one share of Class A Common Stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder). Shares issuable upon exercise of options or settlement of restricted stock units within 60 days are included in the denominator only for the holder of those securities.

FLYEXCLUSIVE • 2026 Proxy Statement 46

The number of shares owned by each of the 5% owners, executive officers and directors in the table below is based on information available to the Company as of October 30, 2026. There are no known arrangements which may at a subsequent date result in a change in control of the Company.

	Common Stock Beneficially Owned(1) (2)		Class B Common Stock Beneficially owned		Combined Voting

Name and Address of Beneficial Owner	Number	%	Number	%	Power

Executive Officers and Directors (3)
Jim Segrave (4)	59,930,000	51.1%	49,930,000	100%	51.1%
Mike Guina (5)	1,371,914	1.2%	—	—	1.2%
Bradley G. Garner (5)	1,371,914	1.2%	—	—	1.2%
Matthew Lesmeister (5)	1,358,932	1.1%	—	—	1.1%
Zachary M. Nichols (6)	23,148	*	—	—	—
Gary Fegel (6)	162,037	*	—	—	—
Gregg Hymowitz (7)	35,562,386	30.3%	—	—	30.3%
Mike Fox (6)	46,296	*	—	—	—
Peter Hopper (6)	171,296	*	—	—	—
Frank Holding, Jr.(6)	46,296	*	—	—	—
Tom Segrave (6)	46,296	*	—	—	—

All Executive Officers and Directors as a Group (11 individuals)(6)	100,090,515	82.3%	49,930,000	100%	82.3%

Principal Holders of Class A Common
EG Sponsor LLC(8)(11)	15,988,379	13.6%	—	—	13.6%
EnTrust Emerald (Cayman) LP(9)(12)	16,718,807	14.3%	—	—	14.3%
ETG Omni LLC (10)	2,808,904	2.4%	—	—	2.4%
EnTrust Magnolia Partners LP	1,123,562	*	—	—	*

(1)
Includes shares of Class A Common Stock that the holder has the right to acquire within 60 days of [●], 2026 upon the exchange of LGM Common Units, the exercise of warrants or options, or the settlement of restricted stock units, as described for each holder in the footnotes below.
(2)
For purposes of determining the percentage of Class A Common Stock beneficially owned by each holder, the table assumes that all LGM Common Units, publicly traded warrants, private placement warrants, August 2024 Warrants and March 2025 Warrants are exercised or exchanged for one share of Class A Common Stock and that such shares are deemed issued and outstanding and included in the denominator for all holders (to avoid a distorted and potentially misleading presentation of percentage share ownership by holder). Shares issuable upon the exercise of options or settlement of restricted stock units within 60 days are deemed outstanding only for the holder of those securities.
(3)
Unless otherwise noted, the business address of each of the directors and executive officers listed (other than Gregg Hymowitz) is c/o flyExclusive, Inc. 4000 Center at North Hills Street, Suite 300, Raleigh, NC 27609 and the business address of Gregg Hymowitz and each of the entities listed is c/o EnTrust Global, 375 Park Avenue, 24th Floor, New York, NY 10152.
(4)
Consists of (i) 10,000,000 shares of Class A Common Stock held directly by Mr. Segrave Jr. and (ii) 49,930,000 LGM Common Units, which are exchangeable on a one-for-one basis for shares of Class A Common Stock. Of these LGM Common Units, (a) 47,530,000 LGM Common Units are held directly by Mr. Segrave Jr. and (b) 2,400,000 LGM Common Units (600,000 in each account) are held through four custodial accounts established for his four children pursuant to the Uniform Transfers to Minors Act (collectively, the “Trusts”). As custodian of the Trusts, Mr. Segrave Jr. has sole voting and investment power over the securities held in the Trusts. In addition, Mr. Segrave Jr. beneficially owns an aggregate of 49,930,000 shares of Class B Common Stock, which is comprised of the same ownership amounts for Mr. Segrave Jr. and the Trusts as the LGM Common Units. On February 18, 2026, Mr. Segrave Jr. redeemed 10,000,000 LGM Common Units, together with the cancellation of an equal number of shares of Class B Common Stock, for 10,000,000 shares of Class A Common Stock; the redemption did not change his aggregate beneficial ownership or voting power. Mr. Segrave Jr. may redeem or exchange one LGM Common Unit for one share of Class A Common Stock or, under certain circumstances, a cash payment based on the value of Class A Common Stock. At the time of any such redemption or exchange, Mr. Segrave Jr. would forfeit an equivalent number of shares of Class B Common Stock to the Company. Each share of our Class A Common Stock carries one vote per share and each share of Class B Common Stock carries one vote per share and no economic rights.
(5)
Consists of (i) shares of Class A Common Stock held directly, including shares received on May 13, 2026 upon settlement of restricted stock units (38,580 shares for each of Messrs. Guina and Garner, and 25,598 shares for Mr. Lesmeister, net of 12,982 shares withheld to satisfy tax withholding obligations), and (ii) 1,333,334 shares of Class A Common Stock issuable upon the exercise of options that are exercisable within 60 days of [●], 2026 (1,066,667 shares under options granted September 26, 2024 at $2.78 per share and 266,667

FLYEXCLUSIVE • 2026 Proxy Statement 47

shares under options granted September 26, 2025 at $5.00 per share). Excludes unvested options, including options to purchase 800,000 shares granted to each on September 25, 2026 at $1.27 per share.
(6)
Consists solely of shares of Class A Common Stock held directly. For Messrs. Fegel, Fox, Hopper, Holding and Segrave Sr., includes shares received upon restricted stock units granted on May 13, 2026 that vested immediately upon grant (162,037 shares for Mr. Fegel and 46,296 shares for each of the others). For the 46,296 shares received by Mr. Hymowitz on May 13, 2026, see footnote (7) below. Mr. Nichols received 23,148 shares of Class A Common Stock on May 13, 2026.
(7)
Consists of 24,392,096 shares of Class A Common Stock and 11,170,290 shares of Class A Common Stock issuable upon the exercise of warrants, held as follows: (i) 46,296 shares of Class A Common Stock held directly by Mr. Hymowitz; (ii) through EG Sponsor LLC, 8,818,089 shares of Class A Common Stock and warrants to purchase 7,170,290 shares of Class A Common Stock (consisting of warrants to purchase 4,902,190 shares and warrants to purchase 2,268,100 shares), or 15,988,379 shares in the aggregate; (iii) through EnTrust Emerald (Cayman) LP, 12,718,807 shares of Class A Common Stock and warrants to purchase 4,000,000 shares of Class A Common Stock, or 16,718,807 shares in the aggregate; and (iv) through ETG Omni LLC, 2,808,904 shares of Class A Common Stock. Mr. Hymowitz has sole voting and dispositive power over the 46,296 shares he holds directly and shared voting and dispositive power over the 35,516,090 shares held through EG Sponsor LLC, EnTrust Emerald (Cayman) LP and ETG Omni LLC. The shares held through these entities are also reported in the rows for EG Sponsor LLC, EnTrust Emerald (Cayman) LP and ETG Omni LLC under “Principal Holders of Class A Common” below; they are counted only once in this row and in the group total. See footnotes (6) through (10) below. .
(8)
Consists of 8,818,089 shares of Class A Common Stock held by EG Sponsor LLC (the “Sponsor”) and warrants held by the Sponsor to purchase 4,902,190 shares and 2,268,100 shares of Class A Common Stock. EnTrust Global Partners Offshore LP is the managing member of the Sponsor and as such has voting and investment discretion with respect to the Class A Common Stock held of record by the Sponsor and may be deemed to have shared beneficial ownership (along with EnTrust Global Group LLC, EnTrust Global LLC, GH EP Holdings LLC and the Sponsor) of the Class A Common Stock held directly by the Sponsor. Gregg Hymowitz, one of our directors, is the managing member of GH EP Holdings LLC, which is the managing member of EnTrust Global LLC, which is the managing member of EnTrust Global Group LLC, which serves as the general partner of EnTrust Global Partners Offshore LP, and as a result, may be deemed to have shared beneficial ownership of the Class A Common Stock held directly by the Sponsor. Each of the foregoing persons has shared voting and dispositive power over the 15,988,379 shares reported for the Sponsor. An affiliate of GMF Capital has an approximately 50% membership interest in the Sponsor. These shares are also included in Mr. Hymowitz’s beneficial ownership; see footnote (5).
(9)
Consists of 12,718,807 shares of Class A Common Stock and warrants to purchase 4,000,000 shares of Class A Common Stock held by EnTrust Emerald (Cayman) LP. Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which, EnTrust Global Partners LLC, serves as the general partner of EnTrust Emerald (Cayman) LP, and may be deemed to be the beneficial owner of such shares held by EnTrust Emerald (Cayman) LP. EnTrust Emerald (Cayman) LP and Mr. Hymowitz have shared voting and dispositive power over these 16,718,807 shares. These shares are also included in Mr. Hymowitz’s beneficial ownership; see footnote (5).
(10)
Consists of 2,808,904 shares of Class A Common Stock held by ETG Omni LLC. Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which, EnTrust Global Partners LLC, serves as the managing member of ETG Omni LLC, and may be deemed to be the beneficial owner of such shares held by ETG Omni LLC. ETG Omni LLC and Mr. Hymowitz have shared voting and dispositive power over these shares. These shares are also included in Mr. Hymowitz’s beneficial ownership; see footnote (5).
(11)
Includes 7,170,290 shares of Class A Common Stock issuable upon the exercise of warrants held by the Sponsor, consisting of warrants to purchase 4,902,190 shares and warrants to purchase 2,268,100 shares (the August 2024 and March 2025 Warrants).
(12)
Includes 4,000,000 shares of Class A Common Stock issuable upon the exercise of the August 2024 Warrant. On December 31, 2025, the Series B Preferred Stock held by EnTrust Emerald (Cayman) LP and the Sponsor automatically converted into Class A Common Stock, and EnTrust Emerald (Cayman) LP and the Sponsor received 7,200,999 and 3,193,089 shares of Class A Common Stock, respectively, on January 7, 2026; those shares are included in the Class A Common Stock reported above.
(13)
Calculated on the same fully diluted basis as the percentage of Class A Common Stock described in footnote (2), consistent with our prior presentation. Warrants, options and unexchanged LGM Common Units carry no vote, so this column does not represent the percentage of votes that a holder is currently entitled to cast. Only shares of Class A Common Stock and Class B Common Stock outstanding are entitled to vote at the Annual Meeting

FLYEXCLUSIVE • 2026 Proxy Statement 48

Certain Relationships and Related Person Transactions

Related Person Transactions Policy

We have adopted a written related person transaction policy that will set forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

•
any person who is one of our executive officers or one of our directors;
•
any person who is known by us to be the beneficial owner of more than 5% of our voting shares;
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our voting shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting shares; and
•
any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We also have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit and risk committee charter, the audit and risk committee will have the responsibility to review related party transactions.

EGA’s Related Party Transactions

Founder Shares

On January 29, 2021, we issued an aggregate of 5,750,000 of EGA Class B common stock (the 'Founder Shares") to our Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In March 2021, EGA effected a stock dividend resulting in an increase in the total number of shares of EGA Class B common stock outstanding from 5,750,000 to 7,187,500. On May 25, 2021, the Sponsor surrendered an aggregate of 718,750 shares of EGA Class B common stock for no consideration, which were cancelled, resulting in an aggregate of 6,468,750 shares of EGA Class B common stock outstanding and held by the Sponsor. In July 2021, 843,750 of the Founder Shares were forfeited because the underwriters’ over-allotment was not exercised, resulting in a decrease in the total number of shares of EGA Class B common stock outstanding to 5,625,000, such that the total number of Founder Shares represented 20% of the total number of outstanding shares of EGA Class A and Class B common stock (the "EGA Common Stock"). On May 19, 2023, EGA’s stockholders approved a proposal to amend EGA’s organizational documents to extend the deadline by which EGA’s initial business combination must be completed up to five times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Board). Following the approval of the amendment to EGA’s organizational documents, Sponsor elected to convert 5,624,000 of the 5,625,000 Founder Shares into 5,624,000 shares of EGA Class A common stock (the "Converted Shares."), such that the total number of Founder Shares and Converted Shares held by Sponsor represents 57% of the total number of shares of EGA common stock outstanding. The Founder Shares (including the EGA Class A common stock issuable upon conversion thereof) and Converted Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

FLYEXCLUSIVE • 2026 Proxy Statement 49

Private Placement Warrants

Our Sponsor purchased an aggregate of 4,333,333 private placement warrants at a price of $1.50 per warrant in a private placement that occurred simultaneously with the closing of our IPO. As such, our Sponsor’s interest in this transaction is valued at $6,500,000. Each private placement warrant entitles the holder thereof to purchase one share of Class A common stock at a price of $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until three years after the completion of our initial business combination, except, (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor, or any affiliates of our Sponsor, as well as affiliates of such members and funds and accounts advised by such members; (b) in the case of an individual, by gift to such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of an initial business combination at prices no greater than the price at which the shares or warrants were originally purchased; (f) in the event of our liquidation prior to the completion of our initial business combination; (g) by virtue of the laws of Delaware or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; or (h) in the event of our liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (e) or (g) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the Letter Agreement and by the same agreements entered into by our Sponsor with respect to such securities (including provisions relating to voting, the EGA trust account matters and liquidation distributions), and they are not redeemable by us so long as they are held by our Sponsor or its permitted transferees.

Pursuant to the Letter Agreement, we will provide a right of first offer to our Sponsor if, in connection with or prior to the Closing, we propose to raise additional capital by issuing any equity securities, or securities convertible into, exchangeable or exercisable for equity securities (other than warrants in respect of working capital loans as described above or to any seller in such business combination).

Related Party Loans

On December 27, 2023, in connection with the closing of the Business Combination transaction and as a means to refinance the Company Promissory Notes, the Company issued an unsecured promissory note (the “December 2023 Promissory Note”) with the Sponsor in the principal amount of $3,946,935. The December 2023 Promissory note bears interest at a rate of 8% and requires monthly interest payments of $26,313 from April 2024 through December 2024. The December 2023 Promissory Note is payable in full December 31, 2025. On March 21, 2025, the Company and the Sponsor entered into a Securities Purchase Agreement whereby they cancelled the December 2023 Promissory Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A Common Stock, $0.0001 par value per share.

FLYEXCLUSIVE • 2026 Proxy Statement 50

Tax Receivable Agreement

At the Closing, we, LGM, the existing equityholders of LGM (the “Existing Equityholders”) and the Segrave Jr. (as representative of the holders of LGM Common Units) entered into the Tax Receivable Agreement. Pursuant to the Tax Receivable Agreement,we will generally be required to pay the Existing Equityholders 85% of the amount of savings, if any, in U.S. federal, state, local and foreign taxes that are based on, or measured with respect to, net income or profits, and any interest related thereto that the Tax Group (i.e., our Company and applicable consolidated, unitary, or combined subsidiaries (as defined in the Tax Receivable Agreement)) realizes, or is deemed to realize, as a result of certain Tax Attributes, including:

•
tax basis adjustments resulting from the repurchase by LGM of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) in accordance with the terms of the Equity Purchase Agreement;
•
tax basis adjustments resulting from taxable exchanges of LGM Common Units (including any such adjustments resulting from certain payments made by us under the Tax Receivable Agreement) acquired by us from an Existing Equityholder pursuant to the terms of the Operating Agreement; and
•
tax deductions in respect of portions of certain payments made under the Tax Receivable Agreement.

Under the Tax Receivable Agreement, the Tax Group will generally be treated as realizing a tax benefit from the use of a Tax Attribute on a “with and without” basis, thereby generally treating the Tax Attributes as the last item used, subject to several exceptions. Payments under the Tax Receivable Agreement generally will be based on the tax reporting positions that we determine (with the amount of subject payments determined in consultation with an advisory firm and subject to the review and consent of James Thomas Segrave, Jr. as the representative of the Trusts (the “TRA Holder Representative”). The IRS or another taxing authority may challenge all or any part of a position taken with respect to Tax Attributes or the utilization thereof, as well as other tax positions that we take, and a court may sustain such a challenge. In the event that any Tax Attributes initially claimed or utilized by the Tax Group are disallowed, the Existing Equityholders will not be required to reimburse us for any excess payments previously made pursuant to the Tax Receivable Agreement, for example, due to adjustments resulting from examinations by taxing authorities. Rather, any excess payments made to such Existing Equityholder will be applied against and reduce any future cash payments otherwise required to be made by us to the applicable Existing Equityholders under the Tax Receivable Agreement, if any, after the determination of such excess. However, a challenge to any Tax Attributes initially claimed or utilized by the Tax Group might not arise for a number of years following the initial time of such payment and, even if challenged earlier, such excess cash payment may be greater than the amount of future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. As a result, there might not be future cash payments against which such excess can be applied, and we could be required to make payments under the Tax Receivable Agreement in excess of the Tax Group’s actual savings in respect of the Tax Attributes.

The Tax Receivable Agreement defines each of the following events as an Early Termination Event:

(i)
we exercise our early termination rights under the Tax Receivable Agreement,
(ii)
certain changes of control of our Company or LGM occur (as described in the Operating Agreement),
(iii)
we, in certain circumstances, fail to make a payment required to be made pursuant to the Tax Receivable Agreement by its final payment date, which non-payment continues for 30 days following such final payment date, unless certain liquidity-related or restrictive covenant-related exceptions apply, or
(iv)
we materially breach (or are deemed to materially breach) any of our material obligations under the Tax Receivable Agreement other than as described in the foregoing clause (iii), unless certain liquidity related or restrictive covenant related exceptions apply.

FLYEXCLUSIVE • 2026 Proxy Statement 51

Upon an Early Termination Event, our obligations under the Tax Receivable Agreement will accelerate (except in certain limited circumstances, if the TRA Holder Representative so elects in the case of clauses (ii)- (iv)) and we will be required to make a lump-sum cash payment to all the Existing Equityholders equal to the present value of all forecasted future payments that would have otherwise been made under the Tax Receivable Agreement. This lump-sum payment would be based on certain assumptions, including those relating to there being sufficient future taxable income of the Tax Group to fully utilize the Tax Attributes over certain specified time periods and that all LGM Common Units that had not yet been exchanged for Class A common stock or cash are deemed exchanged for cash. The lump-sum payment could be material and could materially exceed any actual tax benefits that the Tax Group realizes subsequent to such payment.

As a result of the foregoing, in some circumstances (i) we could be required to make payments under the Tax Receivable Agreement that are greater than or less than the actual tax savings that the Tax Group realizes in respect of the Tax Attributes and (ii) it is possible that we may be required to make payments years in advance of the actual realization of tax benefits (if any, and may never actually realize the benefits paid for) in respect of the Tax Attributes (including if any Early Termination Event occurs).

Stockholders’ Agreement

At the Closing, the Existing Equityholders, Sponsor and we entered into the Stockholders’ Agreement. Pursuant to the Stockholders’ Agreement, among other things, the Existing Equityholders and our Sponsor will agree to vote their respective securities of our Company that may be voted in the election of our directors in accordance with the provisions of the Stockholders’ Agreement.

Our Board consists of seven directors. Our Existing Equityholders have the right to nominate directors as follows: the Sponsor, and its permitted transferees, by a majority of shares held by them, shall have the right to nominate, and our Board and the Existing Equityholders, and their permitted transferees, will appoint and vote for, two members of our Board, initially designated pursuant to the Stockholders’ Agreement as Gregg S. Hymowitz and Gary Fegel, and thereafter as designated by the Sponsor, and its permitted transferees, by a majority of shares held by them.

The Stockholders’ Agreement also contains certain provisions intended to maintain, following the Closing, our qualification as a “controlled company” for purposes of compliance with certain NYSE American and SEC rules.

A&R Registration Rights Agreement

At the Closing, we and EGA, Sponsor and various affiliates of EGA and Mr. Segrave Jr. (collectively, the “Selling Stockholders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). The A&R Registration Rights Agreement covers the Class A common stock issued to the Selling Stockholders at the Closing and the shares of Class A common stock issuable upon the exercise of the private placement warrants and the LGM Common Units and requires us to register such securities for resale. Pursuant to the A&R Registration Rights Agreement, Exclusive Jets, LLC and the Sponsor (the “Existing Holders”) holding at least a majority in interest of the then-outstanding number of registrable securities held by the Existing Holders, or the new holders who at the Closing became parties to the A&R Registration Rights agreement (the “New Holders”) holding at least a majority-in-interest of the then-outstanding number of registrable securities held by the New Holders will be entitled to, among other things, make a Demand Registration for registration under the Securities Act of all or part of their shares of Class A common stock. Under no circumstances shall we be obligated to effect more than an aggregate of three registrations pursuant to a Demand Registration by the Existing Holders, or more than an aggregate of five registrations pursuant to a Demand Registration by the New Holders, with respect to any or all registrable securities held by such holders. In addition, the Existing Holders and the New Holders will be entitled to “piggy-back” registration rights to certain registration statements filed following the Business Combination. We will bear all of the expenses incurred in connection with the filing of any such registration statements.

FLYEXCLUSIVE • 2026 Proxy Statement 52

LGM’s Related Party Transactions

The following is a summary of each transaction or series of similar transactions since January 1, 2024 to which LGM was or is a party in which:

•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, director nominees or executive officers, any holder of 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Transactions with Related Entities

•
LGMV is an entity with the same ownership structure as LGM’s ownership structure prior to the Business Combination. Segrave Jr., in his individual capacity, owns 96% of LGMV and LGM, and Segrave Jr., as custodian for the Trusts owns an aggregate of 4% of LGMV and LGM. Carolina Air Center, LLC, Crystal Coast Aviation, LLC, and Kinston Jet Center, LLC are wholly owned subsidiaries of LGMV and sellers of fuel. In 2025 and 2024, LGM purchased a total of $1,543,000 and $1,542,000 in fuel from subsidiaries of LGMV at an average cost of $2.85 and $3.15 per gallon, respectively.
•
LGM leases its headquarters and two aircraft hangars (Hangar 1 and Hangar 2) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated January 1, 2021. LGM paid Kinston Jet Center, LLC $720,000 in both 2025 and 2024 pursuant to this lease.
•
LGM leases an aircraft hangar (Hangar 3) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated February 23, 2023. In both 2025 and 2024, LGM paid Kinston Jet Center, LLC $249,600 pursuant to this lease.
•
LGM leases an aircraft hangar (Hangar 4) from Kinston Jet Center, LLC, a wholly owned subsidiary of LGMV, pursuant to a lease between the parties dated May 1, 2022. LGM paid Kinston Jet Center, LLC $540,000 in both 2025 and 2024 pursuant to this lease.
•
LGM leases a house from Kinston Jet House, LLC, a wholly-owned subsidiary of LGMV, pursuant to a lease between the parties dated September 1, 2018. In 2024, LGM paid Kinston Jet House, LLC $30,000 pursuant to this lease, and in 2025 LGM paid Kinston Jet House, LLC $17,500 pursuant to this lease, with $12,500 in rent remaining as of January 1, 2026.
•
LGM leases an aircraft from Juliette Lima Bravo, LLC, of which Laura Harvey Ball (Thomas Segrave, Jr.’s mother) owns approximately 33%. This aircraft was sold on April 2, 2024. In 2024 LGM paid Juliette Lima Bravo, LLC $105,000 pursuant to this lease, and no payments were made in 2025 pursuant to this lease.
•
LGM Auto, LLC, a wholly-owned subsidiary of LGMV, leases multiple automobiles to flyExclusive. In 2025, flyExclusive paid LGM Auto, LLC an aggregate of $226,870 and an aggregate of $189,704 in 2024, pursuant to such leases.
•
Peter Hopper, a director of flyExclusive, Inc., owns 50% of the outstanding equity of PHBL, LLC, an entity that leases an aircraft to flyExclusive. In 2025 and 2024, the total lease payments made from flyExclusive to PHBL, LLC equaled $328,538 and $414,996, respectively. The original term of the lease expired on May 31, 2023 and continues on a quarter-to-quarter basis until terminated by either party with at least 90 days' notice.
•
The Company is a guarantor to a term note, dated January 29, 2021, between Sea Jay, LLC and a financial institution where the principal balance as of December 31, 2025 was $10,240,648. Sea Jay, LLC is wholly owned by LGMV.

FLYEXCLUSIVE • 2026 Proxy Statement 53

•
The Company is a guarantor to two term notes, dated February 25, 2022 and November 17, 2023, between Kinston Jet Center, LLC and a financial institution where the principal balances as of December 31, 2025 were $4,901,507 and $1,755,195, respectively.
•
On September 28, 2023, flyExclusive sold 5 trainer aircraft to Crystal Coast Training, LLC, a wholly owned subsidiary of LGMV, for a total purchase price of $2,481,840. flyExclusive rents the aircraft from Kinston Jet Center, LLC and Crystal Coast Training, LLC on an hourly basis. In 2025 and 2024, flyExclusive paid these entities a total of $12,650 and $18,900, respectively, for the use of these aircraft.

December 2023 Senior Secured Note

In December 2023, the Company entered into a Senior Secured Note covering borrowings of an aggregate principal amount of $15.9 million. The notes were issued with a stated rate of 14% and interest is payable monthly in arrears. The senior secured notes were to mature one year from closing date, which has been extended to January 1, 2027, at which time the full principal amount will be due, along with any accrued unpaid interest. Unamortized debt issuance costs related to the senior secured notes were $0.9 million as of December 31, 2024 and $0 as of December 31, 2025. Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Noteholder. Mr. Hymowitz may be deemed to be the beneficial owner of approximately 30.9% of the Company’s outstanding Class A common stock calculated as described under “Security Ownership of Certain Beneficial Owners and Management.” On March 21, 2025, the Company and the Sponsor entered into a Securities Purchase Agreement whereby they cancelled the Sponsor Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A common stock, $0.0001 par value per share. The number of shares of Series B Preferred Stock was determined by dividing the principal and accrued interest outstanding under the December 2023 Promissory Note by $1,000. There was approximately $4.2 million in principal and accrued interest outstanding under the Sponsor Note, which resulted in the issuance of 4,227 shares of Series B Preferred Stock. The warrants have an exercise price of $0.01 per share and are exercisable until the fifth anniversary of their issuance. All outstanding shares of Series B Preferred Stock automatically converted into an aggregate of 10,394,088 shares of the Company’s Class A Common Stock on December 31, 2025 at a conversion price of $5.00.

January 2024 Senior Secured Note

In January 2024, the Company entered into an additional Senior Secured Note covering borrowings of an aggregate principal amount of up to approximately $25.8 million, up to $25.0 million of which is to finance the purchase or refinancing of aircraft relating to the Company’s fractional ownership program. Gregg S. Hymowitz, a member of our Board of Directors, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Noteholder. Mr. Hymowitz may be deemed to be the beneficial owner of approximately 30.9% of the Company’s outstanding Class A common stock calculated as described under “Security Ownership of Certain Beneficial Owners and Management.” As required by our internal policies, this transaction was approved by our Audit and Risk Committee, which consists of independent disinterested directors, and was also approved by a meeting of our Board of Directors, with only disinterested directors voting.

March 2024 Non-Convertible Redeemable Series A Preferred Stock

On March 4, 2024 the Company entered into a Securities Purchase Agreement (the “Series A Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (the “Series A Preferred Purchaser”), pursuant to which the Company agreed to issue and sell to the Series A Preferred Purchaser 25,000 shares of Series A Non-Convertible Redeemable Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share and a warrant (the “March 2024 Warrant”) to purchase

FLYEXCLUSIVE • 2026 Proxy Statement 54

shares of the Company’s Class A common stock. The transaction closed on March 4, 2024 and provided the Company approximately $25 million of capital. Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Series A Preferred Purchaser, serves as the Founder and Chief Executive Officer of EnTrust Global Partners LLC (“EnTrust Global”), which is an affiliate of the Series A Preferred Purchaser. Mr. Hymowitz may be deemed to be the beneficial owner of approximately 30.9% of the Company’s outstanding Class A common stock calculated as described under “Security Ownership of Certain Beneficial Owners and Management.” Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Series A Preferred Purchaser. As required by the Company’s internal policies, this transaction was approved by the Audit and Risk Committee of the Company’s Board of Directors, which consists of independent disinterested directors, and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel).

August 2024 Convertible Series B Preferred Stock and Warrants

On August 8, 2024 the Company entered into a Securities Purchase Agreement (the “Series B Stock Purchase Agreement”) with EnTrust Emerald (Cayman) LP, a Cayman Islands limited partnership (“EnTrust”), and the Sponsor (collectively with EnTrust, the “Series B Preferred Purchasers”) (related parties of the Company through its affiliation with the Sponsor), pursuant to which the Company agreed to issue and sell to the Series B Preferred Purchasers an aggregate of 25,510 shares of Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), and warrants (each, a “August 2024 Warrant” and collectively, the “August 2024 Warrants”) to purchase, in the aggregate, up to 5,000,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “common stock”). The Company issued 20,408 shares of Series B Preferred Stock and an August 2024 Warrant to purchase up to 4,000,000 shares of Common Stock to EnTrust on the Initial Closing Date and received gross proceeds of approximately $20.4 million. Pursuant to and subject to the terms and conditions of the Series B Stock Agreement, the Company (i) issued the remaining 5,102 shares of Series B Preferred Stock and an August 2024 Warrant to purchase up to 1,000,000 shares of common stock to the Sponsor on August 14, 2024 and (ii) received additional gross proceeds of approximately $5.1 million. On March 21, 2025, the Company and the Sponsor entered into a Securities Purchase Agreement whereby they cancelled the Sponsor Note in exchange for 4,227 shares of the Company's Series B Preferred Stock and warrants to purchase up to 1,268,100 shares of the Company's Class A Common Stock. The warrants have an exercise price of $0.01 per share and are exercisable until the fifth anniversary of their issuance. All outstanding shares of Series B Preferred Stock automatically converted into an aggregate of 10,394,088 shares of the Company’s Class A Common Stock on December 31, 2025 (the “Automatic Conversion Date”) at a conversion price of $5.00 (“Conversion Price”). As the VWAP on the Trading Day (each as defined in the Series B Certificate of Designation) immediately preceding the Automatic Conversion Date was less than the Conversion Price, the Conversion Rate (as defined in the Series B Certificate of Designation) with respect to each share of Series B Preferred Stock was increased by the requisite number of shares of Class A Common Stock such that the value of the shares of Class A Common Stock issuable in respect of the initial stated value of each share of Series B Preferred Stock equals $1,000.00.

Gregg S. Hymowitz, a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Series B Preferred Purchasers, serves as the Founder and Chief Executive Officer of EnTrust Global, which is an affiliate of the Series B Preferred Purchasers. Mr. Hymowitz may be deemed to be the beneficial owner of approximately 30.9% of the Company’s outstanding Class A common stock calculated as described under “Security Ownership of Certain Beneficial Owners and Management.” Gary Fegel is also a member of the Company’s Board of Directors, to which position he was designated by an affiliate of the Series B Preferred Purchasers. As required by the Company’s internal policies, this transaction was approved by the Audit and Risk Committee of the Company’s Board of Directors, which consists of independent disinterested directors,

FLYEXCLUSIVE • 2026 Proxy Statement 55

and was also approved by the Company’s Board of Directors, with only disinterested directors voting (which excluded Mr. Hymowitz and Mr. Fegel).

FLYEXCLUSIVE • 2026 Proxy Statement 56

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to (1) the fiscal year ended December 31, 2025, and (2) to date in 2026, with the exception of: (i) Mr. Segrave Sr. filed Form 4 on June 5, 2026, upon acquisition of 46,296 shares of Class A common stock on May 13, 2026, (ii) Mr. Fox filed Form 4 on June 2, 2026 upon acquisition of 46,296 shares of Class A common stock on May 13, 2026 (iii) Mr. Fegel filed Form 4 on May 26, 2026 upon acquisition of 162,037 shares of Class A common stock on May 13, 2026, (iv) Mr. Hopper filed Form 4 on March 24, 2026 upon acquisitions of 50,000 shares of Class A common stock on both March 6, 2026 and March 9, 2026 and 25,000 shares of Class A common stock on March 13, 2026, and (v) Mr. Hymowitz filed Form 4 on January 28, 2026 upon acquisition of 7,200,999 of Class A common stock and 3,193,089 Class A of common stock on December 31, 2025.

FLYEXCLUSIVE • 2026 Proxy Statement 57

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at the Company's offices at 4000 Center at North Hills Street, Suite 300, Raleigh, North Carolina 27609 in writing not later than [ ], 2027. Stockholders intending to present a proposal at the 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no later than [●], 2027 and no earlier than [●], 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after [●], 2027, then our Secretary must receive such written notice not later than the close of business on the 90th day prior to the 2027 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than [●], 2027.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

FLYEXCLUSIVE • 2026 Proxy Statement 58

Other Matters

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

FLYEXCLUSIVE • 2026 Proxy Statement 59

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

FLYEXCLUSIVE • 2026 Proxy Statement 60

flyExclusive’s Annual Report on Form 10-K

A copy of flyExclusive’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is included with this proxy statement. Additional copies will be sent to any stockholder of record on [ ] without charge upon written request addressed to:

flyExclusive, Inc.

Attention: Secretary

4000 Center at North Hills Street

Suite 300

Raleigh, North Carolina 27609

A reasonable fee will be charged for copies of exhibits. You also may access the proxy statement and our Annual Report on Form 10-K at [ ]. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at www.flyExclusive.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Thomas James Segrave, Jr.
Chief Executive Officer and Chairman

Raleigh, North Carolina

[ ], 2025

FLYEXCLUSIVE • 2026 Proxy Statement 61

FLYEXCLUSIVE, INC.

4000 CENTER AT NORTH HILLS STREET

SUITE 300

RALEIGH, NORTH CAROLINA 27609

FLYEXCLUSIVE • 2026 Proxy Statement 62

Annex A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

of

FLYEXCLUSIVE INC.

(Pursuant to Section 242 and 245 of

the General Corporation Law of the State of Delaware)

[●], 2026

flyExclusive Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is flyExclusive Inc. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 28, 2021, as amended on December 27, 2023. The name under which the Corporation was originally incorporated was EG Acquisition Corp.

2. This Third Amended and Restated Certificate of Incorporation (this “Restated Certificate”) amends, integrates and restates in its entirety the Corporation’s certificate of incorporation as currently in effect as follows, and has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (as from time to time in effect, the “General Corporation Law”).

3. The text of the certificate of incorporation of the Corporation, as heretofore amended, is hereby amended and restated by this Restated Certificate to read in its entirety as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, EG Acquisition Corp. has caused this Restated Certificate to be signed by a duly authorized officer of the Corporation, on [●], 2026.

EG ACQUISITION CORP., a Delaware corporation

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer

EXHIBIT A

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

FLYEXCLUSIVE, INC.

1. Name. The name of the corporation is flyExclusive, Inc. (the “Corporation”).

2. Address; Registered Office and Agent. The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

3. Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”) as it now exists or may hereafter be amended and supplemented.

4. Number of Shares.

4.1 The total number of shares of all classes of stock that the Corporation shall have authority to issue is 325,000,000 shares, consisting of:

(a) 200,000,000 shares of Class A common stock, with the par value of $0.0001 per share (the “Class A Common Stock”),

(b) 100,000,000 shares of Class B common stock, with the par value of $0.0001 per share (the “Class B Common Stock”;

(c) 100,000,000 shares of Class C common stock, with the par value of $0.0001 per share (the “Class C Common Stock”)

(d) 100,000,000 shares of Class D common stock, with the par value of $0.0001 per share (the “Class D Common Stock and together with the Class A Common Stock, Class B Common Stock and the Class C Common Stock, the “Common Stock”); and

(e) 25,000,000 shares of Preferred Stock, with the par value of $0.0001 per share (“Preferred Stock”).

4.2 The number of authorized shares of any class of the Common Stock may be increased or decreased, in each case by (in addition to any vote of the holders of Preferred Stock that may be required by the terms of this Restated Certificate) the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, and no vote of the holders of any class of the Common Stock voting separately as a class will be required therefor. Notwithstanding the immediately preceding sentence, the number of authorized shares of any particular class may not be decreased below the number of shares of such class then outstanding, plus:

(a) in the case of Class A Common Stock or Class C Common Stock, the number of shares of Class A Common Stock or Class C Common Stock issuable (x) assuming the exchange of all outstanding common units of the OpCo (the “Common Units”) for Class A Common Stock or Class C Common Stock, as a result of Redemptions pursuant to the applicable provisions of Article 11 of the OpCo Operating Agreement (including for this purpose any Common Units issuable upon the exercise of any options, warrants or similar rights to acquire Common Units) and (y) in connection with the exercise of all outstanding options, warrants, exchange rights (other than Redemptions pursuant to clause (x)), conversion rights or similar rights for Class A Common Stock or Class C Common Stock; and

(b) in the case of Class B Common Stock or Class D Common Stock, the number of shares of Class B Common Stock or Class D Common Stock issuable in connection with the exercise of all outstanding options, warrants, exchange rights, conversion rights or similar rights for Class B Common Stock or Class D Common Stock.

5. Classes of Shares. The designation, relative rights, power and preferences, qualifications, restrictions and limitations of the shares of each class of stock are as follows.

5.1 Common Stock.

(a) Voting Rights.

(i) (A) Each share of Class A Common Stock will entitle the record holder thereof to one vote on all matters on which stockholders generally are entitled to vote; (B) each share of Class B Common Stock will entitle the record holder thereof to one vote on all matters on which stockholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law; (C) each share of Class C Common Stock will entitle the record holder thereof to twelve votes on all matters on which stockholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law; and (D) each share of Class D Common Stock will entitle the record holder thereof to twelve votes on all matters on which stockholders generally are entitled to vote, except that, in each case, to the fullest extent permitted by law; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate (including any certificate of designation filed with respect to any series of Preferred Stock).

(ii) Except as otherwise required in this Restated Certificate or by applicable law, the holders of Common Stock will vote together as a single class on all matters.

(b) Dividends; Stock Splits or Combinations.

(i) Subject to applicable law and the rights, if any, of the holders of any class or series of stock having a preference senior to or the right to participate with the Class A Common Stock and Class C Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Class A Common Stock and Class C Common Stock out of the assets of the Corporation that are by law available therefor, at the times and in the amounts as the Board in its discretion may determine.

(ii) Except as provided in Section 5.1(b)(iii) with respect to stock dividends, dividends of cash or property may not be declared or paid on the Class B Common Stock or Class D Common Stock.

(iii) In no event will any stock dividend, stock split, reverse stock split, combination of stock, reclassification or recapitalization (each, a “Stock Adjustment”) be declared or made on any class of Common Stock unless a corresponding Stock Adjustment for all other classes of Common Stock at the time outstanding is made in the same proportion and the same manner (unless the holders of shares representing a majority of the voting power of any such other class of Common Stock (voting separately as a single class) waive such requirement in advance and in writing, in which event no such Stock Adjustment need be made for such other class of Common Stock). Notwithstanding the foregoing, the Corporation shall be entitled to (A) declare a stock dividend on the Class A Common Stock only in the event that such stock dividend is made in connection with the issuance of Common Units by OpCo to the Corporation in exchange for additional capital contributions made by the Corporation to OpCo and (B) declare a stock split or stock dividend in connection with the repurchase of shares of Class A Common Stock such that after giving effect to such repurchase and subsequent stock split or stock dividend there shall be outstanding an equal number of shares of Class A Common Stock as were outstanding prior to such repurchase and subsequent stock split or stock dividend, in each case (A) and (B), without any corresponding Stock Adjustment to the other classes of Common Stock. Stock dividends with respect to each class of Common Stock may only be paid with shares of stock of the same class of Common Stock.

(c) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, the holders of all outstanding shares of Common Stock will be entitled to receive, pari passu, an amount per share equal to the par value thereof, and thereafter the holders of all outstanding shares of Class A Common Stock and Class C Common Stock will be entitled to receive, pari passu, the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares of Class A Common Stock and Class C Common Stock held by such holders. The holders of shares of Class B Common Stock and Class D Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the par value thereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(d) Restriction on Issuance of Class B Common Stock or Class D Common Stock. No shares of Class B Common Stock or Class D Common Stock may be issued by the Corporation except to a holder of Common Units, such that after such issuance of Class B Common Stock or Class D Common Stock such holder of Common Units holds an identical number of Common Units, as applicable, and shares of Class B Common Stock or Class D Common Stock.

(e) Restriction on Transfer of Class B Common Stock or Class D Common Stock. A holder of Class B Common Stock or Class D Common Stock may transfer or assign shares of Class B Common Stock or Class D Common Stock (or any legal or beneficial interest in such shares) (directly or indirectly, including by operation of law) only to a Permitted Transferee of such holder, and only if such holder also simultaneously transfers an equal number of such holder’s Common Units to such Permitted Transferee in compliance with the OpCo Operating Agreement. Any purported transfer of shares of Class B Common Stock or Class D Common Stock in violation of the preceding sentence shall be null and void and shall not be recognized by the Corporation, the Corporation’s transfer agent or the Secretary of the Corporation.

5.2 Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL. The Board is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.

6. Certain Provisions Related to Redemption Rights.

6.1 Reservation of Shares of Class A Common Stock for Redemptions. The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, for the purposes of effecting any exchanges pursuant to the applicable provisions of Article 11 of the OpCo Operating Agreement, the number of shares of Class A Common Stock that are issuable in connection with the exchange of all outstanding Common Units as a result of any Redemption or Direct Exchange pursuant to the applicable provisions of Article 11 of the OpCo Operating Agreement (including for this purpose any Common Units issuable upon the exercise of any options, warrants or similar rights to acquire Common Units), as applicable (without regard to any restrictions on Redemption contained therein and assuming no Redemptions for cash). The Corporation covenants that all the shares of Class A Common Stock that are issued upon any such Redemption or exchange of such Common Units will, upon issuance, be validly issued, fully paid and non-assessable.

6.2 Retirement of Class B Common Stock and Class D Common Stock. In the event that a share of Class A Common Stock is issued as a result of any Redemption or Direct Exchange of a Common Unit outstanding as of the effective date of the OpCo Operating Agreement, pursuant to the applicable provisions of Article 11 of the OpCo Operating Agreement, a share of Class B Common Stock or Class D Common Stock held by the holder of such Common Unit in its sole discretion will automatically and without further action on the part of the Corporation or the holder thereof be transferred to the Corporation for no consideration and thereupon the Corporation shall promptly take all necessary action to cause such share to be retired, and such share thereafter may not be reissued by the Corporation.

6.3 Taxes. The issuance of shares of Class A Common Stock pursuant to the applicable provisions of Article 11 of the OpCo Operating Agreement will be made without charge to the applicable holder of Common Units receiving such shares in redemption or exchange for Common Units for any transfer taxes, stamp taxes or duties or other similar tax in respect of the issuance.

7. Board of Directors; Committees.

7.1 Number of Directors. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. Unless and except to the extent that the by-laws of the Corporation (as such By-laws may be amended from time to time, the “By-laws”) shall so require, the election of the directors of the Corporation (the “Directors”)

need not be by written ballot. Except as otherwise provided for the number of authorized Directors may be fixed from time to time by the Board (subject to the Stockholders’ Agreement if then in effect).

7.2 Vacancies and Newly Created Directorships. Subject to obtaining any required stockholder votes or consents under the Stockholders’ Agreement (or complying with any stockholders’ designation rights under the Stockholders’ Agreement) and subject to any limitation imposed by law and the rights of any series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of the remaining Directors then in office, even if less than a quorum of the Board. Any Director so chosen shall hold office until the next election of the Directors in which such Director is included and until his or her successor shall be duly elected and qualified or until such Director’s earlier death, disqualification, resignation or removal. No decrease in the number of Directors shall shorten the term of any Director then in office.

7.3 Removal of Directors. Subject to obtaining any required stockholder votes or consents under the Stockholders’ Agreement and subject to any limitation imposed by law and the rights of any series of Preferred Stock, any Director or the entire Board may be removed from office at any time, with or without cause and only by the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.

8. General Corporation Law; Section 203 and Business Combinations. The Corporation hereby expressly elects not to be governed by Section 203 of the General Corporation Law.

9. Limitation of Liability.

9.1 A Director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, as applicable, except for liability of (i) a Director or officer for any breach of the Director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) a Director or officer for acts or omissions not in good faith or which involve, intentional misconduct or a knowing violation of law, (iii) a Director under Section 174 of the DGCL, or (iv) a Director or officer for any transaction from which the Director or officer derived an improper personal benefit, or (v) an officer in any action by or in the right of the Corporation. If applicable law is amended after approval by the stockholders of this Section 9 to authorize corporate action further eliminating or limiting the personal liability of Directors or officers, then the liability of a Director or officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

9.2 To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) Directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested Directors or otherwise in accordance with such applicable law.

9.3 Any repeal or modification of this Section 9 shall only be prospective and shall not adversely affect the rights or protections or increase the liability of any officer or Director of the Corporation under this Section 9 in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification and occurring prior to such appeal or modification.

10. Director and Officer Indemnification and Advancement of Expenses.

10.1 To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or any predecessor of the Corporation or, while a director or officer of the Corporation or any predecessor of the Corporation, is or was serving at the request of the Corporation or any predecessor of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 10 or otherwise. The rights to indemnification and advancement of expenses conferred by thisSection 10 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 10.1, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

10.2 The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 10shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the By-laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

10.3 Any repeal or amendment of this Section 10 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 10, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

10.4 This Section 10 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

11. Adoption, Amendment or Repeal of By-laws.

11.1 In furtherance and not in limitation of the powers conferred by law, subject to the Stockholders’ Agreement (for so long as it remains in effect), the Board is expressly authorized to make, alter, amend or repeal the By-laws subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the By-laws.

11.2 The stockholders of the Corporation also shall have the power to adopt, amend or repeal the By-laws. Notwithstanding the foregoing, any adoption, amendment or repeal of the By-laws of the Corporation may only be done in accordance with the certificate of incorporation, the Stockholders’ Agreement and the General Corporation Law.

12. Adoption, Amendment and Repeal of Certificate. Subject to the Stockholders’ Agreement (for so long as it remains in effect) and subject to any limitation imposed by law and the rights of any series of Preferred Stock, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate, in the manner now or hereafter prescribed by the General Corporation Law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other Persons whomsoever by and pursuant to this Restated Certificate in its present form or as hereafter amended, are granted and held subject to this reservation.

13. Severability. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its Directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

14. Forum Selection.

14.1 Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any Director or officer or other employee of the Corporation arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the By-laws (as each may be amended from time to time), (iv) any action asserting a claim against the Corporation or any Director or officer or other employee of the Corporation governed by the internal affairs doctrine; or (v) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the General Corporation Law of the State of Delaware, in all cases to the fullest extent permitted by law and subject to the court’s having personal jurisdiction over the indispensable parties named as defendants provided, that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

14.2 Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

15. Restrictions on Ownership.

15.1 At no time shall more than 25% of the voting interest of the Corporation be owned or controlled by persons who are not “citizens of the United States” (as defined in Title 49, United States Code, Section 40102 and administrative interpretations thereof issued by the Department of Transportation or its predecessor or successors, or as the same may be from time to time amended) (“Non-Citizens”). In the event that Non-Citizens shall own (beneficially or of record) or have voting control over any shares of capital stock of the Corporation, the voting rights of such persons shall be subject to automatic suspension to the extent required to ensure that the Corporation remains a “citizen of the United States,” as defined immediately above. The By-laws shall contain provisions to implement this Section 15, including, without limitation, provisions restricting or prohibiting transfer of shares of voting stock to Non-Citizens and provisions restricting or removing voting rights as to shares of voting stock owned or controlled by Non-Citizens. Any determination as to ownership, control or citizenship made by the Board shall be conclusive and binding as between the Corporation and any stockholder for purposes of this Section 15.

15.2 Each certificate, notice or other representative document for capital stock of the Corporation with voting rights (including each such certificate, notice or representative document for capital stock issued upon any permitted transfer of capital stock) shall contain a legend in substantially the following form:

“THE SECURITIES OF FLYEXCLUSIVE, INC. REPRESENTED BY THIS CERTIFICATE, NOTICE OR DOCUMENT ARE SUBJECT TO VOTING RESTRICTIONS WITH RESPECT TO CERTAIN SECURITIES HELD BY PERSONS OR ENTITIES THAT FAIL TO QUALIFY AS “CITIZENS OF THE UNITED STATES” AS DEFINED IN SECTION 40102(A)(15) OF TITLE 49 OF THE UNITED STATES CODE, AS AMENDED, IN ANY SIMILAR LEGISLATION OF THE UNITED STATES ENACTED IN SUBSTITUTION OR REPLACEMENT THEREFOR, AND AS INTERPRETED BY THE DEPARTMENT OF TRANSPORTATION, ITS PREDECESSORS AND SUCCESSORS, FROM TIME TO TIME. SUCH VOTING RESTRICTIONS ARE CONTAINED IN THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS OF FLYEXCLUSIVE, INC. AS THE SAME MAY BE AMENDED OR RESTATED FROM TIME TO TIME. A COMPLETE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS SHALL BE FURNISHED FREE OF CHARGE TO THE HOLDER OF THE SECURITIES REPRESENTED HEREBY UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”

16. Definitions. As used in this Restated Certificate, unless the context otherwise requires or as set forth in another Article or Section of this Restated Certificate, the term:

(a) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person; provided, that (i) neither the Corporation nor any of its subsidiaries will be deemed an Affiliate of any stockholder of the Corporation or any of such stockholders’ Affiliates and (ii) no stockholder of the Corporation will be deemed an Affiliate of any other stockholder of the Corporation, in each case, solely by reason of any investment in the Corporation or any rights conferred on such stockholder pursuant to the Stockholders’ Agreement (including any representatives of such stockholder serving on the Board).

(b) “Restated Certificate” means this Third Amended and Restated Certificate of Incorporation.

(c) “Board” means the board of directors of the Corporation.

(d) “By-laws” is defined in Section 7.1.

(e) “Class A Common Stock” is defined in Section 4.1.

(f) “Class B Common Stock” is defined in Section 4.1.

(g) “Class C Common Stock” is defined in Section 4.1.

(h) “Class D Common Stock” is defined in Section 4.2

(i) “Common Stock” is defined in Section 4.1.

(j) “Common Unit” means a Common Unit of OpCo.

(k) “control” (including the terms “controlling” and “controlled”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such subject Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

(l) “Corporation” is defined in the introductory paragraph.

(m) “DGCL” is defined as the Delaware General Corporation Law.

(n) “Direct Exchange” has the meaning set forth in the OpCo Operating Agreement.

(o) “Director” is defined in Section 7.1.

(p) “General Corporation Law” is defined in the recitals.

(q) “OpCo” means LGM Enterprises, LLC, a North Carolina limited liability company, or any successor thereto.

(r) “OpCo Operating Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of OpCo, dated as of December 27, 2023, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.

(s) “Permitted Transfer” has the meaning set forth in the OpCo Operating Agreement.

(t) “Person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

(u) “Preferred Stock” has the meaning set forth in Section 4.1(c).

(v) “Redemption” has the meaning set forth in the OpCo Operating Agreement.

(w) “Share Settlement” has the meaning set forth in the OpCo Operating Agreement.

(x) “Stock Adjustment” is defined in Section 5.1(b)(iii).

(y) “Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of December 27, 2023, by and among the Managing Member (as defined therein) and the other parties thereto or that may become parties thereto from time to time, as the same may be amended, restated, supplemented and/or otherwise modified, from time to time.

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